UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08243

Direxion Funds
(Exact name of registrant as specified in charter)

1301 Avenue of the Americas (6th Ave.), 28th Floor

New York , NY 10019
(Address of principal executive offices) (Zip code)

1301 Avenue of the Americas (6th Ave.), 28th Floor

New York , NY 10019
(Address of agent for service)

1-800-851-0511

Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2021

Date of reporting period: August 31, 2021

Item 1. Report to Stockholders.

(a)

DIREXION FUNDS

ANNUAL REPORT AUGUST 31, 2021

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  www.direxioninvestments.com

1.2X BULL FUND

Direxion Monthly High Yield Bull 1.2X Fund (DXHYX)

1.25X BULL FUND	1.25X BEAR FUND
Direxion Monthly NASDAQ-100® Bull 1.25X Fund (DXNLX)	Direxion Monthly NASDAQ-100® Bear 1.25X Fund (DXNSX)
2X BULL FUNDS	2X BEAR FUNDS
Direxion Monthly NASDAQ-100® Bull 2X Fund (DXQLX)
Direxion Monthly S&P 500® Bull 2X Fund (DXSLX)	Direxion Monthly S&P 500® Bear 2X Fund (DXSSX)
Direxion Monthly Small Cap Bull 2X Fund (DXRLX)	Direxion Monthly Small Cap Bear 2X Fund (DXRSX)
Direxion Monthly 7-10 Year Treasury Bull 2X Fund (DXKLX)	Direxion Monthly 7-10 Year Treasury Bear 2X Fund (DXKSX)
Direxion Monthly Emerging Markets Bull 2X Fund (DXELX)

You can find a Fund's prospectus, reports to shareholders, and other information about the Fund online at http://www.direxioninvestments.com/regulatory-documents. You can also get this information at no cost by calling (800) 851-0511 or by sending an email request to info@direxionfunds.com.

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from your financial intermediary such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future annual and semi-annual shareholder reports in paper, free of charge. To elect to continue receive paper copies of shareholder reports through the mail or to otherwise change your delivery method, contact your financial intermediary or follow the instructions included with this disclosure. Your election to receive shareholder reports in paper will apply to all funds that you hold through the financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

Table of Contents

Letter to Shareholders (Unaudited)	4
Performance Summary (Unaudited)	10
Expense Example (Unaudited)	21
Allocation of Portfolio Holdings (Unaudited)	23
Schedules of Investments	24
Statements of Assets and Liabilities	35
Statements of Operations	38
Statements of Changes in Net Assets	41
Financial Highlights	47
Notes to the Financial Statements	49
Report of Independent Registered Public Accounting Firm	64
Supplemental Information (Unaudited)	65
Investment Advisory Agreement Approval (Unaudited)	66
Trustees and Officers (Unaudited)	69

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Letter to Shareholders (Unaudited)

Dear Shareholders,

This Annual Report for the Direxion Monthly Leveraged Mutual Funds (each a "Fund" and collectively the "Funds") covers the period from September 1, 2020 to August 31, 2021 (the "Annual Period").

Market Review:

Equity markets rallied into early September, on sanguine expectations for the reopening of the economy, after the COVID-19 pandemic forced widespread shutdowns of the global economy. Creeping uncertainty in that same month surrounding the upcoming US Presidential election, coupled with a selloff in mega-cap technology stocks, were enough to offset the positive start and earn the S&P 500 its first negative monthly return since March. Worsening Covid-19 case counts in the US, on the heels of a resurgence of the virus in Europe, bore fears of a "second wave", all while hopes of a vaccine began to materialize. Equity markets ended down for October, while also digesting economic lockdowns, stimulus hopes and the US Presidential election. The election of Joseph Biden as President of the United States generated sharp returns for domestic equity markets in November, which was in direct contrast to what was widely expected if a Democrat were to win the race. A pledge of essentially unlimited monetary support from the Federal Reserve, along with the stimulus families and small businesses received, served as necessary bolsters to an economy reeling from the pandemic. Hopes of an effective vaccine began to emerge in November as well. Emerging markets performed well during the fourth quarter, largely on the back of US Dollar weakness. Equities were mixed amid higher volatility into January on slower than expected vaccine rollout, frenzied retail trading and further stimulus expectations. Rising bond yields in February became a signal that the economy was on the mend. On balance with dovish statements from the Federal Reserve, yields abated somewhat into the end of February, as the global economy attempted to navigate the road to a post-Covid economy. Optimism took hold in March of 2021, as hope for an economic recovery was bolstered by a $1.9 trillion fiscal stimulus package and promise of a $2 trillion infrastructure package to come. Reopening was the name of the game into spring, as Covid-19 vaccine rollouts began to see broad traction, allowing an uptick in economic activity. Inflation data was also brought into the broader discussion as the consumer price index rose from 3% to 3.8%, measured as of March. July saw added volatility in equity markets relating to the Delta variant of Covid-19 – a more transmissible variant – along with concerns of a moderating economic recovery and tightening regulatory scrutiny in China on its tech sector, which hit emerging markets particularly hard. Despite the headwinds, the S&P 500 continued to post gains through August on a strong Q2 earnings season. Into August and the end of the Annual Period, dovish tones from Federal Reserve Chairman Jerome Powell at the annual Jackson Hole Symposium regarding the pace and timing of tapering were enough to offset concerns of inflation running too hot in the near term, and that the Covid-19 Delta variant could potentially derail the ongoing economic recovery.

The Federal Reserve continued to keep the federal funds rate at the low range of .00 – .25bps, and pledged to continue through 2023 in hopes fiscal stimulus plans and the development and deployment of vaccines will encourage economic growth. As of Period-end, 62.2% of the US population has received at least one dose of a vaccine. The continued low benchmark set by the Federal Reserve, put in place last March, has increased expectations of inflation, causing CPI to increase 5.3% through Period-end to 273.012, marking the highest rate of inflation in years. This, in turn, drove bond prices lower and yields even higher. The 2-to-10 year yield curve, which is an indication that short terms yields have dropped more than long term yields, increased from .58% to 1.10%. For the Annual Period, 10-year treasury yields dropped by 7.08%, as the market rallied back from pandemic lows.

Factors Affecting Direxion Fund Performance:

Benchmark Performance – The calendar month performance of each Fund's underlying index, and the factors and market conditions implicitly affecting that index, are the primary factors driving Fund performance. Given the Funds' calendar month investment objective, the Funds' calendar month index returns are most important. The market conditions affecting the Funds' underlying indexes during the past year are described below.

DIREXION ANNUAL REPORT

Leverage – Each Fund seeks calendar month investment results (before fees and expenses) of either 120%, 125% or 200% (for the Bull Funds) or -125% or -200% (for the Bear Funds) of the performance of its respective underlying index. The use of leverage magnifies a Fund's gains or losses and increases the investment's risk and volatility.

Volatility and Compounding – A leveraged Fund's investment objective is to provide a multiple, or inverse multiple, of the calendar month returns of an underlying index. Over periods longer or shorter than a calendar month, a Fund should not be expected to provide its respective multiple of the return of the underlying index. Due to the effects of compounding – a universal mathematical concept that applies to all leveraged investments – returns of the Funds over longer periods will differ from the Funds' calendar month stated investment objective. Periods of high-volatility lacking a clear trend hurt a Fund's performance, while trending low-volatility markets enhance a Fund's performance.

Cost of Financing – In order to attain leveraged exposure, a Bull Fund incurs a cost of LIBOR1 plus or minus a spread, and a Bear Fund receives LIBOR plus or minus a spread as applied to the borrowed portion of the Fund's exposure. Financing costs create a drag on a Bull Fund's performance. Because LIBOR is very low, a Bear Fund receives a negligible amount of financing, or in the case of hard-to-borrow shares, might pay to finance its short position.

Equity Dividends – A Bull Fund's performance is positively impacted by equity and index dividends, as the Funds receive those payments. A Bear Fund's performance is negatively impacted, as they are obligated to pay the dividends.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each Fund's prospectus and may be larger than many traditional index funds' fees, causing a greater negative impact on Fund performance. Transactions costs are not included in the expense ratio of the Funds. Transaction costs can be higher due to a Fund's use of leverage, significant purchase and redemption activity by Fund shareholders; or trading securities that are comparatively less liquid.

Fund Operational Review:

The Funds are leveraged and seek to provide a calendar month return of 120%, 125%, 200%, -125% or -200% of the calendar month performance of a particular underlying index. The term "calendar month" refers to the period from the close of the markets on the last business day of a given calendar month, until the close of the markets on the last business day of the subsequent calendar month. The Funds seek calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than the target exposure to the underlying index, depending on the performance of the underlying index. If a Fund's shares are held through the end of a calendar month or months, the Fund's performance is likely to deviate from the multiple of the underlying index performance for the longer period. Similarly, the return for investors investing for periods less than a calendar month, or for a period different than the calendar month, will likely deviate from the multiple of the underlying index performance for such shorter periods. The Funds are not suitable for all investors and should be utilized only by sophisticated investors who understand the risks associated with the use of leverage risk, the consequences of seeking calendar month leveraged investment results, for a Bear Fund, understand the risks of shorting, and intend to actively monitor and manage their investments.

The Funds with the word "Bull" in their name attempt to provide investment results that correlate to 120%, 125% or 200% of the return of an underlying index, meaning the Bull Funds attempt to move in the same direction as the underlying index. The Funds with the word "Bear" in their name attempt to provide investment results that correlate to -125% or -200% of the return of an underlying index, meaning that Bear Funds attempt to move in the opposite or inverse direction of the underlying index.

In seeking to achieve each Fund's calendar month investment objective, Rafferty Asset Management ("Rafferty" or the "Adviser") uses statistical and quantitative analysis to determine each Fund's investments and the techniques to employ. Rafferty relies upon a pre-determined model to determine the appropriate repositioning of each Fund's investments in

1  London Inter-Bank Offer Rate. The interest rate that the banks charge each other for loans (usually in Eurodollars). This rate is applicable to the short-term international interbank market, and applies to very large loans borrowed for anywhere from one day to five years.

DIREXION ANNUAL REPORT

accordance with its calendar month investment objective. Using this analysis, Rafferty determines the type, quantity and mix of investment positions it believes in combination should produce calendar month returns consistent with a Fund's investment objective. In general, if a Fund is performing as designed, the return of the underling index will dictate the return for that Fund. Generally, each Fund pursues its investment objective regardless of market conditions and does not take defensive positions.

Each Fund has a clearly articulated goal which requires the Fund to seek economic exposure in excess of its net assets. Therefore, each Fund invests in some combination of financial instruments that provide economic exposure consistent with the Fund's investment objective. Financial instruments may include swap agreements, exchange-traded funds ("ETFs"), swaps on ETFs, futures contracts, forward contracts, reverse repurchase agreements, options, and other financial instruments. Each Fund invests significantly in swap agreements. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of a Fund.

Each Fund's investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect monthly correlations with underlying investments or a Fund's other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in, or shorting, securities. When a Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.

Each Fund may use a combination of swaps on its respective underlying index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the underlying index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that a Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund's return.

The discussion below relates to the performance of the Funds for their respective period. The Funds seek to provide calendar month returns which are a multiple – positive or negative – of the calendar month performance of a particular underlying index. The performance of the Funds for their respective period is important for understanding whether these Funds meet their investment objectives. A Fund meeting its calendar month investment objective should have performance for the period similar to the performance indicated by models based on the calendar month returns of the relevant underlying index for the period. A brief comparison of the actual returns versus the expected returns for each of the Funds in this Annual Report follows.

Fund Performance Review:

The Direxion Monthly High Yield Bull 1.2X Fund seeks to provide 120% of the calendar month return of the Solactive High Yield Beta Index. The Solactive High Yield Beta Index is a rules-based, systematic strategy index that provides exposure to an equal-weighted portfolio of three high-yield ETFs. The allocation to each U.S. High Yield Corporate Bond ETF is adjusted on a monthly basis. The index is calculated and distributed by Solactive AG and is calculated and published in U.S. Dollars. For the Annual Period, the Solactive High Yield Beta Index returned 8.94%. Given the calendar month investment objectives of the Fund and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Monthly High Yield Bull 1.2X Fund returned  8.46%, while the model indicated an expected return of 10.79%.

DIREXION ANNUAL REPORT

The Direxion Monthly NASDAQ-100® Bull 1.25X Fund and the Direxion Monthly NASDAQ-100® Bear 1.25X Fund seek to provide 125% and -125% of the calendar month return of the NASDAQ-100® Index, respectively. The NASDAQ-100® Index includes 100 of the largest domestic and international non-financial companies listed on the NASDAQ Stock Market® based on market capitalization. All companies listed on the index have an average daily trading volume of at least 200,000 shares. For the Annual Period, the NASDAQ-100® Index returned 29.60%. Given the calendar month investment objectives of the Funds and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of performance of the Funds. The Direxion Monthly NASDAQ-100® Bull 1.25X Fund returned 34.93%, while the model indicated an expected return of 37.69%. The Direxion Monthly NASDAQ-100® Bear 1.25X Fund returned -31.42%, while the model indicated an expected return of -30.68%.

The Direxion Monthly NASDAQ-100® Bull 2X Fund seeks to provide 200% of the calendar month return of the NASDAQ-100® Index. The NASDAQ-100® Index includes 100 of the largest domestic and international non-financial companies listed on the NASDAQ Stock Market® based on market capitalization. All companies listed on the index have an average daily trading volume of at least 200,000 shares. For the Annual Period, the NASDAQ-100® Index returned 29.60%. Given the calendar month investment objectives of the Fund and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of performance of the Fund. The Direxion Monthly NASDAQ-100® Bull 2X Fund returned 59.47%, while the model indicated an expected return of 63.55%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Monthly S&P 500® Bull 2X Fund and the Direxion Monthly S&P 500® Bear 2X Fund seek to provide 200% and -200% of the calendar month return of the S&P 500® Index, respectively. Standard & Poor's® selects the stocks comprising the S&P 500® Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company's shares outstanding. The index is a float-adjusted, market capitalization-weighted index. For the Annual Period, the S&P 500® Index returned 31.17%. Given the calendar month investment objectives of the Funds and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of performance of the Funds. The Direxion Monthly S&P 500® Bull 2X Fund returned 64.19%, while the model indicated an expected return of 68.54%. The Direxion Monthly S&P 500® Bear 2X Fund returned -46.39%, while the model indicated an expected return of -46.02%.

The Direxion Monthly Small Cap Bull 2X Fund and the Direxion Monthly Small Cap Bear 2X Fund seek to provide 200% and -200% of the calendar month return of the Russell 2000® Index, respectively. The Russell 2000® Index measures the performance of approximately 2,000 small-capitalization companies in the Russell 3000® Index, based on a combination of their market capitalization and current index membership. For the Annual Period, the Russell 2000® Index returned 47.08%. Given the calendar month investment objectives of the Funds and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of annual performance of the Funds. The Direxion Monthly Small Cap Bull 2X Fund returned 102.87%, while the model indicated an expected return of 107.64%. The Direxion Monthly Small Cap Bear 2X Fund returned -61.85%, while the model indicated an expected return of -61.33%.

The Direxion Monthly 7-10 Year Treasury Bull 2X Fund and the Direxion Monthly 7-10 Year Treasury Bear 2X Fund seek to provide 200% and -200% of the calendar month return of the ICE U.S. Treasury 7-10 Year Bond Index, respectively. The ICE U.S. Treasury 7-10 Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than seven years and less than or equal to ten years. Eligible securities must be fixed rate, denominated in U.S. Dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the index are zero-coupon STRIPS, inflation-linked securities, floating-rate notes, cash management and Treasury bills, and any government agency debt that is issued with or without a government guarantee. For Annual Period, the ICE U.S. Treasury 7-10 Year Bond Index returned -2.82%. Given the calendar month investment objectives of the Funds and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of performance of the Funds. The Direxion Monthly 7-10 Year Treasury Bull 2X Fund returned -8.06%, while the model indicated an expected return of -5.62%. The Direxion Monthly 7-10 Year Treasury Bear 2X Fund returned 3.76%, while the model indicated an expected return of 5.23%.

DIREXION ANNUAL REPORT

The Direxion Monthly Emerging Markets Bull 2X Fund seeks to provide 200% of the calendar month return of the MSCI Emerging Markets IndexSM. The MSCI Emerging Market IndexSM is a free float-adjusted market capitalization weighted index that is designed to represent the performance of large- and mid-capitalization securities across emerging markets countries. For the Annual Period, the MSCI Emerging Markets IndexSM returned 21.12%. Given the calendar month investment objectives of the Fund and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of performance of the Fund. The Direxion Monthly Emerging Markets Bull 2X Fund returned 37.31%, while the model indicated an expected return of 40.03%.

Market Volatility Affecting Index and Fund Performance:

After the initial onslaught of an equity sell-off during the height of the pandemic, the CBOE Volatility Index reached a low point throughout the summer months by trading around low 20's, which was a remarkable improvement from the index peak which sat in the 80's earlier in the year. The decline was a result of the decreasing case counts and the passing of the initial uncertainty in the equity market. However, upon entering the Annual Period the volatility spiked once again, as rising infection rates and tougher lockdown fears added to worries about the economic hit from the pandemic. Adding to the downward trend was the failure to agree on an economic aid package before the November 3rd Presidential Election. Moreover, analysts warned about increased volatility ahead of the Presidential race with a contested outcome becoming a worrisome possibility. The reversal of this trend came about when a third vaccine candidate added to the euphoria of the market following a formal Presidential power transition, which removed the threat of a contested transfer of power. Volatility spiked once again in mid-February following the tech sector's rout due to the fear of rising 10-year rates. The tech and the "work from home" thematic names, which were some of the best performing stocks during the pandemic in the prior year, were hit the hardest by the uptick in the interest rates. Volatility has since stabilized, but so too has the equity market that was once red hot following the selloff of last March. The volatility of each index used as a benchmark for the Funds is below:

Benchmark	One-Year Return Period Ended August 31, 2021	Annualized Volatility
Solactive High Yield Beta Index	8.94%	4.22%
NASDAQ-100® Index	29.60%	21.72%
S&P 500® Index	31.17%	15.02%
Russell 2000® Index	47.08%	22.95%
ICE U.S. Treasury 7-10 Year Bond Index	-2.82%	4.64%
MSCI Emerging Markets IndexSM	21.12%	18.52%

As always, we thank you for using the Direxion Funds and we look forward to our mutual success.

Regards,

Patrick Rudnick
Principal Executive Officer
Principal Financial Officer

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than

DIREXION ANNUAL REPORT

the performance data quoted. To obtain performance data current to the most recent month-end, please call toll-free, 800.851.0511, or visit www.direxion.com.

An investor should consider the investment objectives, risks, charges and expenses of the Direxion Funds carefully before investing. The prospectus contains this and other information about the Direxion Funds. To obtain a prospectus, please call the Direxion Funds at 800.851.0511 or visit www.direxion.com. The prospectus should be read carefully before investing.

Investing in the Direxion Funds may be more volatile than investing in broadly diversified funds. The use of leverage by a Fund increases the risk to the Fund. The Direxion Funds are not suitable for all investors and should be utilized only by sophisticated investors who understand leverage risk, consequences of seeking monthly leveraged, or monthly inverse leveraged, investment results and intend to actively monitor and manage their investment. The Direxion Funds are not designed to track their respective underlying indices over a period of time longer than one calendar month.

An investment in each Fund involves risk, including the possible loss of principal. Each Fund is non-diversified and includes risks associated with concentration which results from a Fund's investment in a particular industry, sector, or geographic region, which can result in increased volatility. The use of derivatives such as futures contracts and swaps are subject to market risks that may cause their price to fluctuate over time. Each Fund does not attempt to, and should not be expected to, provide returns which are a multiple, or inverse multiple, of the return of its underlying index for periods other than a full calendar month. For other risks including correlation, compounding, market volatility and specific risks regarding each sector, please read the prospectus. An investment in any of the Direxion Funds is subject to a number of risks that could affect the value of its shares. It is important that investors closely review and understand these risks before making an investment.

Distributed by: Rafferty Capital Markets, LLC

DIREXION ANNUAL REPORT

Direxion Monthly High Yield Bull 1.2X Fund

Performance Summary (Unaudited)

February 17, 20161 - August 31, 2021

Investment Objective: Seeks monthly investment results, before fees and expenses, of 120% of the price performance of the Solactive High Yield Beta Index.

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Monthly High Yield Bull 1.2X Fund	8.46%	4.01%	4.36%	7.13%
Solactive High Yield Beta Index	8.94%	5.44%	5.42%	7.68%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 120% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the Solactive High Yield Beta Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure

The Fund seeks exposure of 120% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of August 31, 2021.

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Direxion Monthly NASDAQ-100® Bull 1.25X Fund

Performance Summary (Unaudited)

March 31, 20161 - August 31, 2021

Investment Objective: Seeks monthly investment results, before fees and expenses, of 125% of the price performance of the NASDAQ-100® Index.

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	34.93%	31.68%	32.03%	31.15%
NASDAQ-100® Index	29.60%	27.92%	27.98%	27.15%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than 125% exposure to the target index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made at the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the NASDAQ-100® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure

The Fund seeks exposure of 125% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of August 31, 2021.

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Direxion Monthly NASDAQ-100® Bear 1.25X Fund

Performance Summary (Unaudited)

March 31, 20161 - August 31, 2021

Investment Objective: Seeks monthly investment results, before fees and expenses, of 125% of the inverse of the price performance of the NASDAQ-100® Index.

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	(31.42)%	(30.31)%	(29.13)%	(28.56)%
NASDAQ-100® Index	29.60%	27.92%	27.98%	27.15%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than -125% exposure to the target index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made at the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the NASDAQ-100® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure

The Fund seeks exposure of -125% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of August 31, 2021.

DIREXION ANNUAL REPORT

Direxion Monthly NASDAQ-100® Bull 2X Fund

Performance Summary (Unaudited)

September 1, 2011 - August 31, 2021

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the price performance of the NASDAQ-100® Index.

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Monthly NASDAQ-100® Bull 2X Fund	59.47%	50.98%	52.90%	42.49%
NASDAQ-100® Index	29.60%	27.92%	27.98%	22.80%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the NASDAQ-100® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure

The Fund seeks exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of August 31, 2021.

DIREXION ANNUAL REPORT

Direxion Monthly S&P 500® Bull 2X Fund

Performance Summary (Unaudited)

September 1, 2011 - August 31, 2021

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the price performance of the S&P 500® Index.

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Monthly S&P 500® Bull 2X Fund	64.19%	29.52%	30.93%	28.69%
S&P 500® Index	31.17%	18.07%	18.02%	16.34%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the S&P 500® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fee. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure

The Fund seeks exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of August 31, 2021.

DIREXION ANNUAL REPORT

Direxion Monthly S&P 500® Bear 2X Fund

Performance Summary (Unaudited)

September 1, 2011 - August 31, 2021

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the inverse of the price performance of the S&P 500® Index.

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Monthly S&P 500® Bear 2X Fund	(46.39)%	(34.26)%	(31.90)%	(30.25)%
S&P 500® Index	31.17%	18.07%	18.02%	16.34%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than -200% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the S&P 500® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fee. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure

The Fund seeks exposure of -200% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of August 31, 2021.

DIREXION ANNUAL REPORT

Direxion Monthly Small Cap Bull 2X Fund

Performance Summary (Unaudited)

September 1, 2011 - August 31, 2021

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the price performance of the Russell 2000® Index.

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Monthly Small Cap Bull 2X Fund	102.87%	10.04%	20.43%	21.33%
Russell 2000® Index	47.08%	10.75%	14.38%	13.62%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the Russell 2000® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure

The Fund seeks exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of August 31, 2021.

DIREXION ANNUAL REPORT

Direxion Monthly Small Cap Bear 2X Fund

Performance Summary (Unaudited)

September 1, 2011 - August 31, 2021

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the inverse of the price performance of the Russell 2000® Index.

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Monthly Small Cap Bear 2X Fund	(61.85)%	(32.06)%	(32.60)%	(31.31)%
Russell 2000® Index	47.08%	10.75%	14.38%	13.62%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than -200% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the Russell 2000® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure

The Fund seeks exposure of -200% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of August 31, 2021.

DIREXION ANNUAL REPORT

Direxion Monthly 7-10 Year Treasury Bull 2X Fund

Performance Summary (Unaudited)

September 1, 2011 - August 31, 2021

Investment Objective: The Direxion Monthly 7-10 Year Treasury Bull 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the calendar month performance of the ICE U.S. Treasury 7-10 Year Bond Index.

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	(8.06)%	8.61%	2.00%	3.43%
ICE U.S. Treasury 7-10 Year Bond Index	(2.82)%	6.27%	2.76%	3.22%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the ICE U.S. Treasury 7-10 Year Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure

The Fund seeks exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of August 31, 2021.

DIREXION ANNUAL REPORT

Direxion Monthly 7-10 Year Treasury Bear 2X Fund

Performance Summary (Unaudited)

September 1, 2011 - August 31, 2021

Investment Objective: The Direxion Monthly 7-10 Year Treasury Bear 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the inverse of the calendar month performance of the ICE U.S. Treasury 7-10 Year Bond Index.

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	3.76%	(10.78)%	(4.96)%	(7.82)%
ICE U.S. Treasury 7-10 Year Bond Index	(2.82)%	6.27%	2.76%	3.22%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than -200% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the ICE U.S. Treasury 7-10 Year Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure

The Fund seeks exposure of -200% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of August 31, 2021.

DIREXION ANNUAL REPORT

Direxion Monthly Emerging Markets Bull 2X Fund

Performance Summary (Unaudited)

September 1, 2011 - August 31, 2021

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the price performance of the MSCI Emerging Markets Index.

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Monthly Emerging Markets Bull 2X Fund	37.31%	10.49%	13.03%	1.03%
MSCI Emerging Markets IndexSM	21.12%	9.87%	10.40%	4.85%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the MSCI Emerging Markets IndexSM does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure

The Fund seeks exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of August 31, 2021.

DIREXION ANNUAL REPORT

Expense Example (Unaudited)

August 31, 2021

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (March 1, 2021 – August 31, 2021).

Actual expenses

The first line under each Fund in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line under each Fund in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire transfers, returned checks or stop payment orders. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DIREXION ANNUAL REPORT

Expense Example (Unaudited)

August 31, 2021

	Annualized Expense Ratio	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period*
Direxion Monthly High Yield Bull 1.2X Fund
Based on actual fund return	1.35%	$1,000.00	$1,035.30	$6.93
Based on hypothetical 5% return	1.35%	1,000.00	1,018.40	6.87
Direxion Monthly NASDAQ-100® Bull 1.25X Fund
Based on actual fund return	1.15%	1,000.00	1,256.30	6.54
Based on hypothetical 5% return	1.15%	1,000.00	1,019.41	5.85
Direxion Monthly NASDAQ-100® Bear 1.25X Fund
Based on actual fund return	1.15%	1,000.00	771.60	5.14
Based on hypothetical 5% return	1.15%	1,000.00	1,019.41	5.85
Direxion Monthly NASDAQ-100® Bull 2X Fund
Based on actual fund return	1.36%	1,000.00	1,435.50	8.35
Based on hypothetical 5% return	1.36%	1,000.00	1,018.35	6.92
Direxion Monthly S&P 500® Bull 2X Fund
Based on actual fund return	1.36%	1,000.00	1,401.20	8.23
Based on hypothetical 5% return	1.36%	1,000.00	1,018.35	6.92
Direxion Monthly S&P 500® Bear 2X Fund
Based on actual fund return	1.35%	1,000.00	682.60	5.73
Based on hypothetical 5% return	1.35%	1,000.00	1,018.40	6.87
Direxion Monthly Small Cap Bull 2X Fund
Based on actual fund return	1.35%	1,000.00	1,061.50	7.01
Based on hypothetical 5% return	1.35%	1,000.00	1,018.40	6.87
Direxion Monthly Small Cap Bear 2X Fund
Based on actual fund return	1.35%	1,000.00	914.20	6.51
Based on hypothetical 5% return	1.35%	1,000.00	1,018.40	6.87
Direxion Monthly 7-10 Year Treasury Bull 2X Fund
Based on actual fund return	1.35%	1,000.00	1,018.60	6.87
Based on hypothetical 5% return	1.35%	1,000.00	1,018.40	6.87
Direxion Monthly 7-10 Year Treasury Bear 2X Fund
Based on actual fund return	1.35%	1,000.00	959.00	6.67
Based on hypothetical 5% return	1.35%	1,000.00	1,018.40	6.87
Direxion Monthly Emerging Markets Bull 2X Fund
Based on actual fund return	1.35%	1,000.00	945.50	6.62
Based on hypothetical 5% return	1.35%	1,000.00	1,018.40	6.87

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days (the number of days in the period of March 1, 2021 to August 31, 2021), then divided by 365.

DIREXION ANNUAL REPORT

Allocation of Portfolio Holdings (Unaudited)

August 31, 2021

	Cash*	Investment Companies	Swaps	Total
Direxion Monthly High Yield Bull 1.2X Fund	20%	80%	0%**	100%
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	92%	0%**	8%	100%
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	115%	—	(15)%	100%
Direxion Monthly NASDAQ-100® Bull 2X Fund	67%	9%	24%	100%
Direxion Monthly S&P 500® Bull 2X Fund	76%	8%	16%	100%
Direxion Monthly S&P 500® Bear 2X Fund	112%	—	(12)%	100%
Direxion Monthly Small Cap Bull 2X Fund	96%	6%	(2)%	100%
Direxion Monthly Small Cap Bear 2X Fund	103%	—	(3)%	100%
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	53%	46%	1%	100%
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	105%	—	(5)%	100%
Direxion Monthly Emerging Markets Bull 2X Fund	100%	8%	(8)%	100%

Allocation of Portfolio Holdings reflects percentages of net assets.

*  Cash and other assets less liabilities.

**  Percentage is less than 0.5%.

DIREXION ANNUAL REPORT

Direxion Monthly High Yield Bull 1.2X Fund

Schedule of Investments

August 31, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 80.1%
415,130	iShares iBoxx High Yield Corporate Bond ETF (a)	$36,568,802
332,244	SPDR Bloomberg Barclays High Yield Bond ETF (a)	36,546,840
	TOTAL INVESTMENT COMPANIES (Cost $70,688,159)	$73,115,642
SHORT TERM INVESTMENTS - 6.0%
Money Market Funds - 6.0%
5,470,000	Fidelity Investments Money Market Funds Government Portfolio Institutional Class, 0.01% (b)(c)	$5,470,000
	TOTAL SHORT TERM INVESTMENTS (Cost $5,470,000)	$5,470,000
	TOTAL INVESTMENTS (Cost $76,158,159) - 86.1%	$78,585,642
	Other Assets in Excess of Liabilities - 13.9%	12,738,688
	TOTAL NET ASSETS - 100.0%	$91,324,330

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at August 31, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $5,470,000.

Long Total Return Swap Contracts

August 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of PIMCO 0-5 Year High Yield Corporate Bond Index ETF	1.0884% representing 1 month LIBOR rate + spread	Credit Suisse International	12/10/2021	367,028	$36,429,619	$102,342

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly NASDAQ-100® Bull 1.25X Fund

Schedule of Investments

August 31, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 0.2%
90	Invesco QQQ Trust Series 1 (a)	$34,196
	TOTAL INVESTMENT COMPANIES (Cost $17,146)	$34,196
SHORT TERM INVESTMENTS - 18.6%
Money Market Funds - 18.6%
440,000	Fidelity Investments Money Market Funds Government Portfolio Institutional Class, 0.01% (b)(c)	$440,000
1,530,000	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)(c)	1,530,000
1,920,000	Invesco Government & Agency Portfolio Institutional Shares, 0.03% (b)(c)	1,920,000
	TOTAL SHORT TERM INVESTMENTS (Cost $3,890,000)	$3,890,000
	TOTAL INVESTMENTS (Cost $3,907,146) - 18.8%	$3,924,196
	Other Assets in Excess of Liabilities - 81.2%	17,015,783
	TOTAL NET ASSETS - 100.0%	$20,939,979

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at August 31, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,890,000.

Long Total Return Swap Contracts

August 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of NASDAQ-100® Index	0.5879% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	10/26/2021	560	$7,641,282	$1,089,102
Total return of NASDAQ-100® Index	0.5884% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/8/2021	947	14,544,319	212,777
Total return of NASDAQ-100® Index	0.7384% representing 1 month LIBOR rate + spread	Credit Suisse International	12/10/2021	170	2,295,573	354,259
					$24,481,174	$1,656,138

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly NASDAQ-100® Bear 1.25X Fund

Schedule of Investments

August 31, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 3.4%
Money Market Funds - 3.4%
8,000	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)(b)	$8,000
	TOTAL SHORT TERM INVESTMENTS (Cost $8,000)	$8,000
	TOTAL INVESTMENTS (Cost $8,000) - 3.4%	$8,000
	Other Assets in Excess of Liabilities - 96.6%	225,048
	TOTAL NET ASSETS - 100.0%	$233,048

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at August 31, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $8,000.

Short Total Return Swap Contracts

August 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.3879% representing 1 month LIBOR rate + spread	Total return of NASDAQ-100® Index	Bank of America Merrill Lynch	12/9/2021	17	$231,631	$(33,721)
0.2384% representing 1 month LIBOR rate + spread	Total return of Invesco QQQ Trust Series 1	Credit Suisse International	12/10/2021	70	25,946	(647)
					$257,577	$(34,368)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly NASDAQ-100® Bull 2X Fund

Schedule of Investments

August 31, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 8.9%
139,420	Invesco QQQ Trust Series 1 (a)	$52,972,629
	TOTAL INVESTMENT COMPANIES (Cost $25,512,337)	$52,972,629
SHORT TERM INVESTMENTS - 21.4%
Money Market Funds - 21.4%
32,000,000	Fidelity Investments Money Market Funds Government Portfolio Institutional Class, 0.01% (b)(c)	$32,000,000
74,324,199	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)(c)	74,324,199
21,300,000	Invesco Government & Agency Portfolio Institutional Shares, 0.03% (b)(c)	21,300,000
	TOTAL SHORT TERM INVESTMENTS (Cost $127,624,199)	$127,624,199
	TOTAL INVESTMENTS (Cost $153,136,536) - 30.3%	$180,596,828
	Other Assets in Excess of Liabilities - 69.7%	414,727,283
	TOTAL NET ASSETS - 100.0%	$595,324,111

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at August 31, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $127,624,199.

Long Total Return Swap Contracts

August 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of NASDAQ-100® Index	0.5879% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2021	28,729	$371,572,508	$76,599,433
Total return of NASDAQ-100® Index	0.7384% representing 1 month LIBOR rate + spread	Credit Suisse International	12/9/2021	23,757	320,144,181	50,064,681
Total return of NASDAQ-100® Index	0.5884% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	20,528	303,315,472	16,634,056
					$995,032,161	$143,298,170

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly S&P 500® Bull 2X Fund

Schedule of Investments

August 31, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 7.6%
21,000	iShares Core S&P 500 ETF (a)	$9,527,910
	TOTAL INVESTMENT COMPANIES (Cost $6,011,109)	$9,527,910
SHORT TERM INVESTMENTS - 32.4%
Money Market Funds - 32.4%
5,690,000	Fidelity Investments Money Market Funds Government Portfolio Institutional Class, 0.01% (b)(c)	$5,690,000
27,660,000	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)(c)	27,660,000
7,140,000	Invesco Government & Agency Portfolio Institutional Shares, 0.03% (b)(c)	7,140,000
	TOTAL SHORT TERM INVESTMENTS (Cost $40,490,000)	$40,490,000
	TOTAL INVESTMENTS (Cost $46,501,109) - 40.0%	$50,017,910
	Other Assets in Excess of Liabilities - 60.0%	74,946,117
	TOTAL NET ASSETS - 100.0%	$124,964,027

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at August 31, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $40,490,000.

Long Total Return Swap Contracts

August 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P 500® Index	0.7084% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	5,679	$25,473,069	$217,587
Total return of S&P 500® Index	0.5884% representing 1 month LIBOR rate + spread	Credit Suisse International	12/10/2021	14,617	56,753,543	9,616,949
Total return of S&P 500® Index	0.5379% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/10/2021	32,863	138,273,835	10,669,489
					$220,500,447	$20,504,025

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly S&P 500® Bear 2X Fund

Schedule of Investments

August 31, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 55.2%
Money Market Funds - 55.2%
3,210,000	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)(b)	$3,210,000
	TOTAL SHORT TERM INVESTMENTS (Cost $3,210,000)	$3,210,000
	TOTAL INVESTMENTS (Cost $3,210,000) - 55.2%	$3,210,000
	Other Assets in Excess of Liabilities - 44.8%	2,600,589
	TOTAL NET ASSETS - 100.0%	$5,810,589

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at August 31, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,210,000.

Short Total Return Swap Contracts

August 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.3379% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	Bank of America Merrill Lynch	5/25/2022	2,570	$10,935,666	$(718,966)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly Small Cap Bull 2X Fund

Schedule of Investments

August 31, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 6.2%
6,500	iShares Russell 2000 ETF (a)	$1,468,480
	TOTAL INVESTMENT COMPANIES (Cost $959,244)	$1,468,480
SHORT TERM INVESTMENTS - 29.1%
Money Market Funds - 29.1%
3,490,000	Fidelity Investments Money Market Funds Government Portfolio Institutional Class, 0.01% (b)(c)	$3,490,000
3,110,793	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)(c)	3,110,793
240,000	Invesco Government & Agency Portfolio Institutional Shares, 0.03% (b)(c)	240,000
	TOTAL SHORT TERM INVESTMENTS (Cost $6,840,793)	$6,840,793
	TOTAL INVESTMENTS (Cost $7,800,037) - 35.3%	$8,309,273
	Other Assets in Excess of Liabilities - 64.7%	15,204,531
	TOTAL NET ASSETS - 100.0%	$23,513,804

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at August 31, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $6,840,793.

Long Total Return Swap Contracts

August 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Russell 2000® Index	0.6884% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	858	$1,877,173	$75,955
Total return of Russell 2000® Index	0.5884% representing 1 month LIBOR rate + spread	Credit Suisse International	12/10/2021	11,792	27,493,632	(643,195)
Total return of Russell 2000® Index	0.3379% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/10/2021	7,388	16,624,047	187,012
					$45,994,852	$(380,228)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly Small Cap Bear 2X Fund

Schedule of Investments

August 31, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 55.4%
Money Market Funds - 55.4%
1,240,000	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)(b)	$1,240,000
180,000	Invesco Government & Agency Portfolio Institutional Shares, 0.03% (a)(b)	180,000
	TOTAL SHORT TERM INVESTMENTS (Cost $1,420,000)	$1,420,000
	TOTAL INVESTMENTS (Cost $1,420,000) - 55.4%	$1,420,000
	Other Assets in Excess of Liabilities - 44.6%	1,143,719
	TOTAL NET ASSETS - 100.0%	$2,563,719

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at August 31, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,420,000.

Short Total Return Swap Contracts

August 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.3184% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	UBS Securities LLC	12/9/2021	244	$530,877	$(24,090)
0.1379% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	Bank of America Merrill Lynch	12/10/2021	2,011	4,536,204	(41,801)
					$5,067,081	$(65,891)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly 7-10 Year Treasury Bull 2X Fund

Schedule of Investments

August 31, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 46.2%
100,000	iShares 7-10 Year Treasury Bond ETF (a)	$11,717,000
	TOTAL INVESTMENT COMPANIES (Cost $11,298,400)	$11,717,000
SHORT TERM INVESTMENTS - 28.7%
Money Market Funds - 28.7%
2,400,000	Fidelity Investments Money Market Funds Government Portfolio Institutional Class, 0.01% (b)(c)	$2,400,000
4,890,000	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)(c)	4,890,000
	TOTAL SHORT TERM INVESTMENTS (Cost $7,290,000)	$7,290,000
	TOTAL INVESTMENTS (Cost $18,588,400) - 74.9%	$19,007,000
	Other Assets in Excess of Liabilities - 25.1%	6,357,476
	TOTAL NET ASSETS - 100.0%	$25,364,476

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at August 31, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $7,290,000.

Long Total Return Swap Contracts

August 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares 7-10 Year Treasury Bond ETF	0.7384% representing 1 month LIBOR rate + spread	Credit Suisse International	12/10/21	134,149	$15,362,148	$354,861
Total return of iShares 7-10 Year Treasury Bond ETF	0.2379% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/10/21	198,828	23,364,995	(70,078)
					$38,727,143	$284,783

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly 7-10 Year Treasury Bear 2X Fund

Schedule of Investments

August 31, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 51.0%
Money Market Funds - 51.0%
410,000	Fidelity Investments Money Market Funds Government Portfolio Institutional Class, 0.01% (a)(b)	$410,000
4,320,000	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)(b)	4,320,000
	TOTAL SHORT TERM INVESTMENTS (Cost $4,730,000)	$4,730,000
	TOTAL INVESTMENTS (Cost $4,730,000) - 51.0%	$4,730,000
	Other Assets in Excess of Liabilities - 49.0%	4,543,268
	TOTAL NET ASSETS - 100.0%	$9,273,268

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at August 31, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $4,730,000.

Short Total Return Swap Contracts

August 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.2184% representing 1 month LIBOR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	Credit Suisse International	12/10/2021	19,244	$2,193,625	$(65,803)
0.0384% representing 1 month LIBOR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	Bank of America Merrill Lynch	12/10/2021	139,049	15,933,210	(390,108)
					$18,126,835	$(455,911)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly Emerging Markets Bull 2X Fund

Schedule of Investments

August 31, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 7.7%
12,000	iShares MSCI Emerging Markets ETF (a)	$628,920
	TOTAL INVESTMENT COMPANIES (Cost $468,108)	$628,920
SHORT TERM INVESTMENTS - 48.6%
Money Market Funds - 48.6%
200,000	Fidelity Investments Money Market Funds Government Portfolio Institutional Class, 0.01% (b)(c)	$200,000
2,720,000	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)(c)	2,720,000
1,040,000	Invesco Government & Agency Portfolio Institutional Shares, 0.03% (b)(c)	1,040,000
	TOTAL SHORT TERM INVESTMENTS (Cost $3,960,000)	$3,960,000
	TOTAL INVESTMENTS (Cost $4,428,108) - 56.3%	$4,588,920
	Other Assets in Excess of Liabilities - 43.7%	3,565,393
	TOTAL NET ASSETS - 100.0%	$8,154,313

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at August 31, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,960,000.

Long Total Return Swap Contracts

August 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be (Received)/Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of iShares MSCI Emerging Markets ETF	0.8584% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	100,000	$5,373,074	$(123,589)
Total return of iShares MSCI Emerging Markets ETF	0.2884% representing 1 month LIBOR rate + spread	Credit Suisse International	12/10/2021	17,034	924,499	(28,917)
Total return of iShares MSCI Emerging Markets ETF	(0.1121)% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	7/26/2022	182,159	10,055,734	(474,123)
					$16,353,307	$(626,629)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets & Liabilities

August 31, 2021

	Direxion Monthly High Yield Bull 1.2X Fund	Direxion Monthly NASDAQ-100® Bull 1.25X Fund	Direxion Monthly NASDAQ-100® Bear 1.25X Fund	Direxion Monthly NASDAQ-100® Bull 2X Fund
Assets:
Investments, at fair value (Note 2)	$78,585,642	$3,924,196	$8,000	$180,596,828
Cash equivalents	16,932,035	16,786,723	252,124	398,708,829
Receivable for Fund shares sold	17,784	254	—	2,184,873
Due from Adviser, net (Note 4)	—	—	2,235	—
Unrealized appreciation on swap contracts	102,342	1,656,138	—	143,298,170
Dividends and interest receivable	98	103	291	3,233
Prepaid expenses and other assets	9,102	12,369	11,458	28,895
Total Assets	95,647,003	22,379,783	274,108	724,820,828
Liabilities:
Payable for Fund shares redeemed	174,136	—	—	650,478
Investment securities purchased	4,010,108	—	—	—
Due to broker for swap contracts	—	—	6,119	—
Deposits from broker for swap contracts	—	1,410,000	—	127,820,000
Unrealized depreciation on swap contracts	—	—	34,368	—
Due to Adviser, net (Note 4)	52,115	9,338	—	454,991
Accrued distribution expenses	15,185	3,330	47	122,469
Accrued expenses and other liabilities	71,129	17,136	526	448,779
Total Liabilities	4,322,673	1,439,804	41,060	129,496,717
Net Assets	$91,324,330	$20,939,979	$233,048	$595,324,111
Net Assets Consist of:
Capital stock	$110,890,934	$18,647,973	$3,760,237	$363,683,039
Total distributable earnings (loss)	(19,566,604)	2,292,006	(3,527,189)	231,641,072
Net Assets	$91,324,330	$20,939,979	$233,048	$595,324,111
Calculation of Net Asset Value Per Share:
Net assets	$91,324,330	$20,939,979	$233,048	$595,324,111
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	4,233,104	319,411	77,663	7,261,928
Net asset value, redemption price and offering price per share	$21.5738	$65.5581	$3.0008	$81.9788
Cost of Investments	$76,158,159	$3,907,146	$8,000	$153,136,536

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets & Liabilities

August 31, 2021

	Direxion Monthly S&P 500® Bull 2X Fund	Direxion Monthly S&P 500® Bear 2X Fund	Direxion Monthly Small Cap Bull 2X Fund	Direxion Monthly Small Cap Bear 2X Fund
Assets:
Investments, at fair value (Note 2)	$50,017,910	$3,210,000	$8,309,273	$1,420,000
Cash equivalents	74,338,785	3,300,582	15,811,406	961,138
Receivable for Fund shares sold	4,635,921	143,549	111,217	287,239
Due from Adviser, net (Note 4)	—	—	—	1,179
Unrealized appreciation on swap contracts	20,504,025	—	262,967	—
Dividends and interest receivable	637	35	141	14
Prepaid expenses and other assets	30,151	18,942	14,787	9,097
Total Assets	149,527,429	6,673,108	24,509,791	2,678,667
Liabilities:
Payable for Fund shares redeemed	3,798,164	33,395	104,447	30,774
Due to broker for swap contracts	—	100,845	—	10,599
Deposits from broker for swap contracts	20,560,000	—	210,000	—
Unrealized depreciation on swap contracts	—	718,966	643,195	65,891
Due to Adviser, net (Note 4)	95,938	2,437	13,394	—
Accrued distribution expenses	25,767	1,348	5,062	535
Accrued expenses and other liabilities	83,533	5,528	19,889	7,149
Total Liabilities	24,563,402	862,519	995,987	114,948
Net Assets	$124,964,027	$5,810,589	$23,513,804	$2,563,719
Net Assets Consist of:
Capital stock	$91,521,016	$65,514,905	$23,739,642	$53,472,723
Total distributable earnings (loss)	33,443,011	(59,704,316)	(225,838)	(50,909,004)
Net Assets	$124,964,027	$5,810,589	$23,513,804	$2,563,719
Calculation of Net Asset Value Per Share:
Net assets	$124,964,027	$5,810,589	$23,513,804	$2,563,719
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	2,094,139	1,746,692	203,703	717,074
Net asset value, redemption price and offering price per share	$59.6732	$3.3266	$115.4318	$3.5753
Cost of Investments	$46,501,109	$3,210,000	$7,800,037	$1,420,000

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets & Liabilities

August 31, 2021

	Direxion Monthly 7-10 Year Treasury Bull 2X Fund	Direxion Monthly 7-10 Year Treasury Bear 2X Fund	Direxion Monthly Emerging Markets Bull 2X Fund
Assets:
Investments, at fair value (Note 2)	$19,007,000	$4,730,000	$4,588,920
Cash equivalents	6,443,024	5,007,112	4,197,001
Receivable for Fund shares sold	26,599	4,540	3,871
Unrealized appreciation on swap contracts	354,861	—	—
Dividends and interest receivable	106	51	60
Prepaid expenses and other assets	8,774	10,497	4,573
Total Assets	25,840,364	9,752,200	8,794,425
Liabilities:
Payable for Fund shares redeemed	75,082	98	120
Due to broker for swap contracts	966	—	—
Deposits from broker for swap contracts	260,000	—	—
Unrealized depreciation on swap contracts	70,078	455,911	626,629
Due to Adviser, net (Note 4)	28,246	1,835	2,109
Accrued distribution expenses	6,641	1,921	1,606
Accrued expenses and other liabilities	34,875	19,167	9,648
Total Liabilities	475,888	478,932	640,112
Net Assets	$25,364,476	$9,273,268	$8,154,313
Net Assets Consist of:
Capital stock	$27,829,322	$30,518,079	$52,931,957
Total distributable loss	(2,464,846)	(21,244,811)	(44,777,644)
Net Assets	$25,364,476	$9,273,268	$8,154,313
Calculation of Net Asset Value Per Share:
Net assets	$25,364,476	$9,273,268	$8,154,313
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	675,590	432,747	124,682
Net asset value, redemption price and offering price per share	$37.5442	$21.4288	$65.4009
Cost of Investments	$18,588,400	$4,730,000	$4,428,108

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended August 31, 2021

	Direxion Monthly High Yield Bull 1.2X Fund	Direxion Monthly NASDAQ-100® Bull 1.25X Fund	Direxion Monthly NASDAQ-100® Bear 1.25X Fund	Direxion Monthly NASDAQ-100® Bull 2X Fund
Investment Income:
Dividend income	$2,428,420	$157	$—	$242,736
Interest income	3,208	3,581	38	63,694
Total investment income	2,431,628	3,738	38	306,430
Expenses:
Investment advisory fees (Note 4)	544,626	145,047	1,758	3,290,788
Distribution expenses (Note 4)	181,542	48,349	586	1,096,929
Accounting fees	77,002	20,509	249	465,266
Professional fees	50,235	19,009	10,100	207,155
State registration fees	29,236	24,052	21,825	79,125
Report to shareholders	24,085	6,413	78	145,721
Management service fees (Note 4)	18,128	4,829	59	109,223
Trustees' fees	13,539	3,609	44	81,755
Administration fees	9,518	2,578	31	57,258
Insurance fees	6,738	1,793	22	40,693
Licensing fees	6,599	11,604	140	175,509
Interest expense	81	612	—	51,907
Other	6,139	1,635	20	37,093
Total expenses	967,468	290,039	34,912	5,838,422
Recoupment of expenses of Adviser (Note 4)	21,188	—	—	141,900
Less: Reimbursement of expenses from Adviser (Note 4)	(8,249)	(67,022)	(32,216)	(4,997)
Net expenses	980,407	223,017	2,696	5,975,325
Net investment income (loss)	1,451,221	(219,279)	(2,658)	(5,668,895)
Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments	72,200	—	—	—
Swap contracts	1,480,436	6,616,201	(90,207)	240,620,662
	1,552,636	6,616,201	(90,207)	240,620,662
Change in net unrealized appreciation (depreciation) on:
Investments	1,033,033	7,657	—	11,858,905
Swap contracts	7,075	753,168	13,358	(39,266,022)
	1,040,108	760,825	13,358	(27,407,117)
Net realized and unrealized gain (loss)	2,592,744	7,377,026	(76,849)	213,213,545
Net increase (decrease) in net assets resulting from operations	$4,043,965	$7,157,747	$(79,507)	$207,544,650

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended August 31, 2021

	Direxion Monthly S&P 500® Bull 2X Fund	Direxion Monthly S&P 500® Bear 2X Fund	Direxion Monthly Small Cap Bull 2X Fund	Direxion Monthly Small Cap Bear 2X Fund
Investment Income:
Dividend income	$118,692	$—	$12,377	$—
Interest income	16,590	1,630	2,891	1,233
Total investment income	135,282	1,630	15,268	1,233
Expenses:
Investment advisory fees (Note 4)	791,365	60,936	159,416	43,114
Distribution expenses (Note 4)	263,788	20,312	53,138	14,371
Accounting fees	111,887	8,623	22,539	6,120
Professional fees	58,914	13,712	19,888	12,653
State registration fees	47,062	31,292	34,657	35,621
Report to shareholders	34,993	2,698	7,056	1,910
Management service fees (Note 4)	26,274	2,030	5,298	1,438
Licensing fees	21,104	15,002	14,879	4,024
Trustees' fees	19,677	1,519	3,966	1,076
Administration fees	13,813	1,090	2,746	782
Insurance fees	9,788	754	1,974	534
Interest expense	4,345	11	177	67
Other	8,920	687	1,797	486
Total expenses	1,411,930	158,666	327,531	122,196
Recoupment of expenses of Adviser (Note 4)	24,191	—	—	—
Less: Reimbursement of expenses from Adviser (Note 4)	7,319	(48,970)	(40,407)	(44,525)
Net expenses	1,428,802	109,696	287,124	77,671
Net investment loss	(1,293,520)	(108,066)	(271,856)	(76,438)
Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Swap contracts	34,630,369	(3,974,640)	10,450,901	(5,056,568)
	34,630,369	(3,974,640)	10,450,901	(5,056,568)
Change in net unrealized appreciation (depreciation) on:
Investments	2,161,740	—	458,185	—
Swap contracts	19,433,482	(592,700)	(69,632)	(128,547)
	21,595,222	(592,700)	388,553	(128,547)
Net realized and unrealized gain (loss)	56,225,591	(4,567,340)	10,839,454	(5,185,115)
Net increase (decrease) in net assets resulting from operations	$54,932,071	$(4,675,406)	$10,567,598	$(5,261,553)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended August 31, 2021

	Direxion Monthly 7-10 Year Treasury Bull 2X Fund	Direxion Monthly 7-10 Year Treasury Bear 2X Fund	Direxion Monthly Emerging Markets Bull 2X Fund
Investment Income:
Dividend income	$91,857	$—	$9,117
Interest income	3,893	424	1,296
Total investment income	95,750	424	10,413
Expenses:
Investment advisory fees (Note 4)	228,761	30,221	69,229
Distribution expenses (Note 4)	76,254	10,074	23,076
Accounting fees	32,375	4,257	9,781
State registration fees	23,900	20,859	22,584
Professional fees	23,607	11,929	14,363
Licensing fees	21,775	21,776	19,998
Report to shareholders	10,125	1,333	3,066
Management service fees (Note 4)	7,623	1,002	2,304
Trustees' fees	5,696	747	1,725
Administration fees	4,111	514	1,223
Insurance fees	2,832	373	857
Interest expense	97	—	63
Other	2,578	341	780
Excise taxes	—	—	1
Total expenses	439,734	103,426	169,050
Recoupment of expenses of Adviser (Note 4)	8,028	—	—
Less: Reimbursement of expenses from Adviser (Note 4)	(35,897)	(49,028)	(44,373)
Net expenses	411,865	54,398	124,677
Net investment loss	(316,115)	(53,974)	(114,264)
Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Swap contracts	(2,946,832)	73,757	2,801,410
	(2,946,832)	73,757	2,801,410
Change in net unrealized appreciation (depreciation) on:
Investments	(434,000)	—	94,440
Swap contracts	484,970	(465,432)	(643,595)
	50,970	(465,432)	(549,155)
Net realized and unrealized gain (loss)	(2,895,862)	(391,675)	2,252,255
Net increase (decrease) in net assets resulting from operations	$(3,211,977)	$(445,649)	$2,137,991

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly High Yield Bull 1.2X Fund		Direxion Monthly NASDAQ-100® Bull 1.25X Fund
	Year Ended August 31, 2021	Year Ended August 31, 2020	Year Ended August 31, 2021	Year Ended August 31, 2020
Increase (Decrease) in net assets from:
Operations:
Net investment income (loss)	$1,451,221	$1,980,088	$(219,279)	$(42,520)
Net realized gain (loss)	1,552,636	(2,312,131)	6,616,201	9,887,133
Change in net unrealized appreciation (depreciation)	1,040,108	(598,369)	760,825	810,847
Net increase (decrease) in net assets resulting from operations	4,043,965	(930,412)	7,157,747	10,655,460
Distributions to shareholders:
Net distributions to shareholders	(1,451,221)	(1,980,088)	(1,489,592)	(55,690)
Return of capital	(39,771)	(29,902)	—	—
Total distributions	(1,490,992)	(2,009,990)	(1,489,592)	(55,690)
Capital share transactions:
Net increase (decrease) in net assets resulting from net change capital share transactions(a)	14,670,895	(58,005,093)	1,090,944	(13,732,438)
Total increase (decrease) in net assets	17,223,868	(60,945,495)	6,759,099	(3,132,668)
Net assets:
Beginning of year	74,100,462	135,045,957	14,180,880	17,313,548
End of year	$91,324,330	$74,100,462	$20,939,979	$14,180,880

(a)  Summary of capital share transactions is as follows:

	Direxion Monthly High Yield Bull 1.2X Fund
	Year Ended August 31, 2021		Year Ended August 31, 2020
	Shares	Value	Shares	Value
Shares sold	45,095,019	$941,711,163	68,456,182	$1,445,442,469
Shares issued in reinvestment of distributions	61,875	1,305,925	86,554	1,833,506
Shares redeemed	(44,566,016)	(928,346,193)	(71,035,226)	(1,505,281,068)
Net increase (decrease)	590,878	$14,670,895	(2,492,490)	$(58,005,093)
	Direxion Monthly NASDAQ-100® Bull 1.25X Fund
	Year Ended August 31, 2021		Year Ended August 31, 2020
	Shares	Value	Shares	Value
Shares sold	3,776,487	$201,907,198	8,184,837	$303,418,691
Shares issued in reinvestment of distributions	30,005	1,489,593	1,534	55,690
Shares redeemed	(3,756,706)	(202,305,847)	(8,449,883)	(317,206,819)
Net increase (decrease)	49,786	$1,090,944	(263,512)	$(13,732,438)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly NASDAQ-100® Bear 1.25X Fund		Direxion Monthly NASDAQ-100® Bull 2X Fund
	Year Ended August 31, 2021	Year Ended August 31, 2020	Year Ended August 31, 2021	Year Ended August 31, 2020
Increase (Decrease) in net assets from:
Operations:
Net investment loss	$(2,658)	$(11,214)	$(5,668,895)	$(1,803,355)
Net realized gain (loss)	(90,207)	(910,007)	240,620,662	41,730,315
Change in net unrealized appreciation (depreciation)	13,358	(41,792)	(27,407,117)	187,387,192
Net increase (decrease) in net assets resulting from operations	(79,507)	(963,013)	207,544,650	227,314,152
Distributions to shareholders:
Net distributions to shareholders	—	(7,586)	(41,497,965)	(1,418,006)
Return of capital	(282)	—	—	—
Total distributions	(282)	(7,586)	(41,497,965)	(1,418,006)
Capital share transactions:
Net increase in net assets resulting from net change capital share transactions(a)	51,060	1,043,073	1,704,938	20,144,775
Total increase (decrease) in net assets	(28,729)	72,474	167,751,623	246,040,921
Net assets:
Beginning of year	261,777	189,303	427,572,488	181,531,567
End of year	$233,048	$261,777	$595,324,111	$427,572,488

(a)  Summary of capital share transactions is as follows:

	Direxion Monthly NASDAQ-100® Bear 1.25X Fund
	Year Ended August 31, 2021		Year Ended August 31, 2020
	Shares	Value	Shares	Value
Shares sold	306,797	$1,185,206	3,580,684	$26,187,862
Shares issued in reinvestment of distributions	68	282	1,010	7,586
Shares redeemed	(288,936)	(1,134,428)	(3,542,668)	(25,152,375)
Net increase	17,929	$51,060	39,026	$1,043,073
	Direxion Monthly NASDAQ-100® Bull 2X Fund
	Year Ended August 31, 2021		Year Ended August 31, 2020
	Shares	Value	Shares	Value
Shares sold	11,960,615	$720,058,705	20,441,280	$678,714,837
Shares issued in reinvestment of distributions	780,527	41,179,977	42,766	1,396,680
Shares redeemed	(12,940,009)	(759,533,744)	(20,291,846)	(659,966,742)
Net increase (decrease)	(198,867)	$1,704,938	192,200	$20,144,775

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly S&P 500® Bull 2X Fund		Direxion Monthly S&P 500® Bear 2X Fund
	Year Ended August 31, 2021	Year Ended August 31, 2020	Year Ended August 31, 2021	Year Ended August 31, 2020
Increase (Decrease) in net assets from:
Operations:
Net investment loss	$(1,293,520)	$(150,362)	$(108,066)	$(50,069)
Net realized gain (loss)	34,630,369	12,283,334	(3,974,640)	(7,727,261)
Change in net unrealized appreciation (depreciation)	21,595,222	4,860,294	(592,700)	517,968
Net increase (decrease) in net assets resulting from operations	54,932,071	16,993,266	(4,675,406)	(7,259,362)
Distributions to shareholders:
Net distributions to shareholders	(1,789,361)	(741,896)	—	(82,634)
Total distributions	(1,789,361)	(741,896)	—	(82,634)
Capital share transactions:
Net increase (decrease) in net assets resulting from net change capital share transactions(a)	(21,598,016)	16,570,115	718,122	6,196,936
Total increase (decrease) in net assets	31,544,694	32,821,485	(3,957,284)	(1,145,060)
Net assets:
Beginning of year	93,419,333	60,597,848	9,767,873	10,912,933
End of year	$124,964,027	$93,419,333	$5,810,589	$9,767,873

(a)  Summary of capital share transactions is as follows:

	Direxion Monthly S&P 500® Bull 2X Fund
	Year Ended August 31, 2021		Year Ended August 31, 2020
	Shares	Value	Shares	Value
Shares sold	5,823,352	$256,649,269	9,817,265	$286,386,413
Shares issued in reinvestment of distributions	45,175	1,780,830	22,008	739,929
Shares redeemed	(6,299,058)	(280,028,115)	(9,522,689)	(270,556,227)
Net increase (decrease)	(430,531)	$(21,598,016)	316,584	$16,570,115
	Direxion Monthly S&P 500® Bear 2X Fund
	Year Ended August 31, 2021		Year Ended August 31, 2020
	Shares	Value	Shares	Value
Shares sold	5,313,462	$26,267,692	6,761,246	$70,166,834
Shares issued in reinvestment of distributions	—	—	9,030	81,397
Shares redeemed	(5,140,993)	(25,549,570)	(6,213,150)	(64,051,295)
Net increase	172,469	$718,122	557,126	$6,196,936

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly Small Cap Bull 2X Fund		Direxion Monthly Small Cap Bear 2X Fund
	Year Ended August 31, 2021	Year Ended August 31, 2020	Year Ended August 31, 2021	Year Ended August 31, 2020
Increase (Decrease) in net assets from:
Operations:
Net investment loss	$(271,856)	$(29,853)	$(76,438)	$(32,157)
Net realized gain (loss)	10,450,901	(180,463)	(5,056,568)	(2,109,854)
Change in net unrealized appreciation (depreciation)	388,553	820,498	(128,547)	363,029
Net increase (decrease) in net assets resulting from operations	10,567,598	610,182	(5,261,553)	(1,778,982)
Distributions to shareholders:
Net distributions to shareholders	—	(156,475)	—	(60,612)
Total distributions	—	(156,475)	—	(60,612)
Capital share transactions:
Net increase (decrease) in net assets resulting from net change capital share transactions(a)	(1,015,568)	(139,329)	3,478,029	(3,410,359)
Total increase (decrease) in net assets	9,552,030	314,378	(1,783,524)	(5,249,953)
Net assets:
Beginning of year	13,961,774	13,647,396	4,347,243	9,597,196
End of year	$23,513,804	$13,961,774	$2,563,719	$4,347,243

(a)  Summary of capital share transactions is as follows:

	Direxion Monthly Small Cap Bull 2X Fund
	Year Ended August 31, 2021		Year Ended August 31, 2020
	Shares	Value	Shares	Value
Shares sold	764,221	$74,998,544	1,405,158	$76,050,145
Shares issued in reinvestment of distributions	—	—	2,144	156,083
Shares redeemed	(805,891)	(76,014,112)	(1,391,744)	(76,345,557)
Net increase (decrease)	(41,670)	$(1,015,568)	15,558	$(139,329)
	Direxion Monthly Small Cap Bear 2X Fund
	Year Ended August 31, 2021		Year Ended August 31, 2020
	Shares	Value	Shares	Value
Shares sold	26,159,964	$137,715,123	6,125,101	$86,871,293
Shares issued in reinvestment of distributions	—	—	5,381	59,731
Shares redeemed	(25,906,796)	(134,237,094)	(6,372,621)	(90,341,383)
Net increase (decrease)	253,168	$3,478,029	(242,139)	$(3,410,359)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly 7-10 Year Treasury Bull 2X Fund		Direxion Monthly 7-10 Year Treasury Bear 2X Fund
	Year Ended August 31, 2021	Year Ended August 31, 2020	Year Ended August 31, 2021	Year Ended August 31, 2020
Increase (Decrease) in net assets from:
Operations:
Net investment loss	$(316,115)	$(226,741)	$(53,974)	$(4,619)
Net realized gain (loss)	(2,946,832)	3,478,828	73,757	(314,646)
Change in net unrealized appreciation (depreciation)	50,970	(69,508)	(465,432)	77,121
Net increase (decrease) in net assets resulting from operations	(3,211,977)	3,182,579	(445,649)	(242,144)
Distributions to shareholders:
Net distributions to shareholders	(859,289)	(1,616,984)	—	(23,719)
Total distributions	(859,289)	(1,616,984)	—	(23,719)
Capital share transactions:
Net increase (decrease) in net assets resulting from net change capital share transactions(a)	(20,209,237)	907,192	8,381,488	(728,224)
Total increase (decrease) in net assets	(24,280,503)	2,472,787	7,935,839	(994,087)
Net assets:
Beginning of year	49,644,979	47,172,192	1,337,429	2,331,516
End of year	$25,364,476	$49,644,979	$9,273,268	$1,337,429

(a)  Summary of capital share transactions is as follows:

	Direxion Monthly 7-10 Year Treasury Bull 2X Fund
	Year Ended August 31, 2021		Year Ended August 31, 2020
	Shares	Value	Shares	Value
Shares sold	3,620,260	$139,032,890	5,442,172	$219,255,871
Shares issued in reinvestment of distributions	21,478	856,209	44,702	1,608,081
Shares redeemed	(4,144,153)	(160,098,336)	(5,465,659)	(219,956,760)
Net increase (decrease)	(502,415)	$(20,209,237)	21,215	$907,192
	Direxion Monthly 7-10 Year Treasury Bear 2X Fund
	Year Ended August 31, 2021		Year Ended August 31, 2020
	Shares	Value	Shares	Value
Shares sold	792,298	$17,441,980	816,503	$18,400,260
Shares issued in reinvestment of distributions	—	—	928	23,457
Shares redeemed	(424,309)	(9,060,492)	(848,474)	(19,151,941)
Net increase (decrease)	367,989	$8,381,488	(31,043)	$(728,224)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly Emerging Markets Bull 2X Fund
	Year Ended August 31, 2021	Year Ended August 31, 2020
Increase (Decrease) in net assets from:
Operations:
Net investment income (loss)	$(114,264)	$33,500
Net realized gain (loss)	2,801,410	(1,213,575)
Change in net unrealized appreciation (depreciation)	(549,155)	295,709
Net increase (decrease) in net assets resulting from operations	2,137,991	(884,366)
Distributions to shareholders:
Net distributions to shareholders	—	(102,873)
Total distributions	—	(102,873)
Capital share transactions:
Net increase in net assets resulting from net change capital share transactions(a)	395,240	3,338,645
Total increase in net assets	2,533,231	2,351,406
Net assets:
Beginning of year	5,621,082	3,269,676
End of year	$8,154,313	$5,621,082

(a)  Summary of capital share transactions is as follows:

	Direxion Monthly Emerging Markets Bull 2X Fund
	Year Ended August 31, 2021		Year Ended August 31, 2020
	Shares	Value	Shares	Value
Shares sold	657,555	$43,122,639	2,443,060	$113,075,198
Shares issued in reinvestment of distributions	—	—	1,518	80,902
Shares redeemed	(650,892)	(42,727,399)	(2,407,077)	(109,817,455)
Net increase	6,663	$395,240	37,501	$3,338,645

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

August 31, 2021

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (,000)	Total Expenses[2]	Net Expenses[2,6]	Net Investment Income (Loss) after Expense Reimbursement/ Recoupment[2]	Total Expenses[3]	Net Expenses[3,6]	Net Investment Income (Loss) after Expense Reimbursement/ Recoupment[3]	Portfolio Turnover Rate[8]
Direxion Monthly High Yield Bull 1.2X Fund
Year ended August 31, 2021	$20.3448	$0.4224	$0.4224	$1.2803	$1.7027	$(0.4611)	$—	$(0.0126)	$(0.4737)	$21.5738	8.46%	$91,324	1.33%	1.35%	2.00%	1.33%	1.35%	2.00%	1,181%
Year ended August 31, 2020	22.0134	0.6235	0.6237	(0.8951)	(0.2716)	(1.3765)	—	(0.0205)	(1.3970)	20.3448	-0.66%	74,100	1.38%	1.35%	2.93%	1.38%	1.35%	2.93%	1,713%
Year ended August 31, 2019	23.5163	0.9793	0.9824	(0.1176)	0.8617	(2.2150)	—	(0.1496)	(2.3646)	22.0134	4.44%	135,046	1.40%	1.37%	4.39%	1.38%	1.35%	4.41%	1,488%
Year ended August 31, 2018	24.1461	0.6932	0.6936	(0.2775)	0.4157	(0.9561)	(0.0894)		(1.0455)	23.5163	1.79%	305,351	1.33%	1.33%	2.93%	1.33%	1.33%	2.93%	1,218%
Year ended August 31, 2017	23.3157	0.7368	0.7381	1.0980	1.8348	(0.7613)	(0.2431)	—	(1.0044)	24.1461	8.08%	359,677	1.36%	1.36%	3.08%	1.35%	1.35%	3.09%	362%
Direxion Monthly NASDAQ-100® Bull 1.25X Fund
Year ended August 31, 2021	52.5948	(0.6135)	(0.6118)	17.6713	17.0578	—	(4.0945)	—	(4.0945)	65.5581	34.93%	20,940	1.50%	1.15%	(1.13)%	1.50%	1.15%	(1.13)%	0%
Year ended August 31, 2020	32.4749	(0.1129)	(0.0921)	22.5010	22.3881	(2.2682)	—	—	(2.2682)	52.5948	72.08%	14,181	1.67%	1.20%	(0.29)%	1.62%	1.15%	(0.24)%	6,825%
Year ended August 31, 2019	33.1531	0.3204	0.3284	(0.8901)	(0.5697)	(0.1085)	—	—	(0.1085)	32.4749	-1.67%	17,314	1.62%	1.18%	1.03%	1.59%	1.15%	1.06%	0%
Year ended August 31, 2018	28.5477	0.0854	0.0941	8.8391	8.9245	—	(4.3191)	—	(4.3191)	33.1531	33.39%	2,295	1.52%	1.18%	0.27%	1.49%	1.15%	0.30%	0%
Year ended August 31, 2017	21.6640	(0.1380)	(0.1354)	7.0217	6.8837	—	—	—	—	28.5477	31.77%	34,193	1.16%	1.14%	(0.57)%	1.15%	1.13%	(0.56)%	0%
Direxion Monthly NASDAQ-100® Bear 1.25X Fund
Year ended August 31, 2021	4.3824	(0.0435)	(0.0435)	(1.3318)	(1.3753)	—	—	(0.0063)	(0.0063)	3.0008	-31.42%	233	14.89%	1.15%	(1.13)%	14.89%	1.15%	(1.13)%	0%
Year ended August 31, 2020	9.1415	(0.0445)	(0.0401)	(4.1472)	(4.1917)	(0.5674)	—	—	(0.5674)	4.3824	-48.44%	262	3.14%	1.21%	(0.59)%	3.08%	1.15%	(0.53)%	0%
Year ended August 31, 2019	9.5499	0.1148	0.1197	(0.5232)	(0.4084)	—	—	—	—	9.1415	-4.28%	189	2.49%	1.19%	1.00%	2.45%	1.15%	1.04%	0%
Year ended August 31, 2018	13.2141	0.0094	0.0094	(3.6736)	(3.6642)	—	—	—	—	9.5499	-27.73%	300	12.28%	1.15%	0.09%	12.28%	1.15%	0.09%	0%
Year ended August 31, 2017	18.0798	(0.0683)	(0.0683)	(4.7974)	(4.8657)	—	—	—	—	13.2141	-26.91%	176	1.15%	1.15%	(0.46)%	1.15%	1.15%	(0.46)%	0%
Direxion Monthly NASDAQ-100® Bull 2X Fund
Year ended August 31, 2021	57.3092	(0.7967)	(0.7894)	31.5245	30.7278	—	(6.0582)	—	(6.0582)	81.9788	59.47%	595,324	1.33%	1.36%	(1.29)%	1.32%	1.35%	(1.28)%	0%
Year ended August 31, 2020	24.9700	(0.2361)	(0.2205)	32.7351	32.4990	(0.1598)	—	—	(0.1598)	57.3092	130.64%	427,572	1.42%	1.40%	(0.71)%	1.37%	1.35%	(0.66)%	124%
Year ended August 31, 2019	29.6100	0.1400	0.2200	(2.3400)	(2.2000)	—	(2.4400)	—	(2.4400)	24.9700	-6.42%	181,532	1.69%	1.66%	0.59%	1.38%	1.35%	0.90%	0%
Year ended August 31, 2018	19.9200	(0.0400)	0.0100	10.9500	10.9100	—	(1.2200)	—	(1.2200)	29.6100	57.13%	290,584	1.57%	1.55%	(0.16)%	1.37%	1.35%	0.04%	0%
Year ended August 31, 2017	12.8900	(0.1200)	(0.1100)	7.1500	7.0300	—	—	—	—	19.9200	54.55%	164,097	1.36%	1.36%	(0.78)%	1.35%	1.35%	(0.77)%	0%
Direxion Monthly S&P 500® Bull 2X Fund
Year ended August 31, 2021	37.0026	(0.5495)	(0.5476)	23.9343	23.3848	—	(0.7142)	—	(0.7142)	59.6732	64.19%	124,964	1.33%	1.35%	(1.22)%	1.33%	1.35%	(1.22)%	0%
Year ended August 31, 2020	27.4400	(0.0608)	(0.0555)	9.9095	9.8487	(0.2861)	—	—	(0.2861)	37.0026	36.00%	93,419	1.42%	1.37%	(0.21)%	1.40%	1.35%	(0.19)%	221%
Year ended August 31, 2019	31.6400	0.1800	0.2600	(1.3400)	(1.1600)	(0.0000)[9]	(3.0400)	—	(3.0400)	27.4400	-2.70%	60,598	1.68%	1.64%	0.65%	1.39%	1.35%	0.94%	0%
Year ended August 31, 2018	24.9400	0.0000[9]	0.0100	8.6000	8.6000	—	(1.9000)	—	(1.9000)	31.6400	35.87%	115,024	1.41%	1.39%	0.01%	1.37%	1.35%	0.05%	0%
Year ended August 31, 2017	19.1300	(0.1700)	(0.1600)	5.9800	5.8100	—	—	—	—	24.9400	30.33%	72,601	1.36%	1.36%	(0.79)%	1.35%	1.35%	(0.78)%	0%
Direxion Monthly S&P 500® Bear 2X Fund
Year ended August 31, 2021	6.2049	(0.0625)	(0.0625)	(2.8158)	(2.8783)	—	—	—	—	3.3266	-46.39%	5,811	1.95%	1.35%	(1.33)%	1.95%	1.35%	(1.33)%	0%
Year ended August 31, 2020	10.7300	(0.0413)	(0.0408)	(4.3918)	(4.4331)	(0.0920)	—	—	(0.0920)	6.2049	-41.58%	9,768	1.81%	1.36%	(0.45)%	1.80%	1.35%	(0.44)%	0%
Year ended August 31, 2019	11.8300	0.1100	0.1200	(1.2100)	(1.1000)	—	—	—	—	10.7300	-9.30%	10,913	1.94%	1.37%	0.95%	1.92%	1.35%	0.97%	0%
Year ended August 31, 2018	16.8600	0.0000[9]	0.0000[9]	(5.0300)	(5.0300)	—	—	—	—	11.8300	-29.83%	6,117	1.92%	1.35%	0.03%	1.92%	1.35%	0.03%	0%
Year ended August 31, 2017	22.9500	(0.1500)	(0.1500)	(5.9400)	(6.0900)	—	—	—	—	16.8600	-26.54%	20,832	1.35%	1.35%	(0.77)%	1.35%	1.35%	(0.77)%	0%
Direxion Monthly Small Cap Bull 2X Fund
Year ended August 31, 2021	56.9002	(1.2566)	(1.2558)	59.7882	58.5316	—	—	—	—	115.4318	102.87%	23,514	1.54%	1.35%	(1.28)%	1.54%	1.35%	(1.28)%	0%
Year ended August 31, 2020	59.3800	(0.1257)	(0.1100)	(1.7271)	(1.8528)	(0.6270)	—	—	(0.6270)	56.9002	-3.35%	13,962	1.66%	1.38%	(0.22)%	1.63%	1.35%	(0.19)%	172%
Year ended August 31, 2019	97.0400	0.6100	0.6700	(31.5200)	(30.9100)	(0.0700)	(6.6800)	—	(6.7500)	59.3800	-32.04%	13,647	1.65%	1.43%	0.86%	1.57%	1.35%	0.94%	0%
Year ended August 31, 2018	64.7700	0.0400	0.0600	32.2300	32.2700	—	—	—	—	97.0400	49.82%	25,160	1.58%	1.37%	0.05%	1.56%	1.35%	0.07%	0%
Year ended August 31, 2017	51.0500	(0.4800)	(0.4800)	14.2000	13.7200	—	—	—	—	64.7700	26.88%	16,316	1.36%	1.36%	(0.81)%	1.35%	1.35%	(0.80)%	0%
Direxion Monthly Small Cap Bear 2X Fund
Year ended August 31, 2021	9.3710	(0.0684)	(0.0683)	(5.7273)	(5.7957)	—	—	—	—	3.5753	-61.85%	2,564	2.12%	1.35%	(1.33)%	2.12%	1.35%	(1.33)%	0%
Year ended August 31, 2020	13.5900	(0.0569)	(0.0545)	(3.9990)	(4.0559)	(0.1631)	—	—	(0.1631)	9.3710	-30.03%	4,347	1.94%	1.37%	(0.42)%	1.92%	1.35%	(0.40)%	0%
Year ended August 31, 2019	11.5700	0.1100	0.1100	1.9100	2.0200	—	—	—	—	13.5900	17.46%	9,597	1.92%	1.39%	0.76%	1.88%	1.35%	0.80%	0%
Year ended August 31, 2018	18.4100	0.0100	0.0100	(6.8500)	(6.8400)	—	—	—	—	11.5700	-37.15%	4,295	2.06%	1.35%	0.04%	2.06%	1.35%	0.04%	0%
Year ended August 31, 2017	26.0900	(0.1700)	(0.1700)	(7.5100)	(7.6800)	—	—	—	—	18.4100	-29.44%	5,772	1.35%	1.35%	(0.80)%	1.35%	1.35%	(0.80)%	0%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

August 31, 2021

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (,000)	Total Expenses[2]	Net Expenses[2,6]	Net Investment Income (Loss) after Expense Reimbursement/ Recoupment[2]	Total Expenses[3]	Net Expenses[3,6]	Net Investment Income (Loss) after Expense Reimbursement/ Recoupment[3]	Portfolio Turnover Rate[8]
Direxion Monthly 7-10 Year Treasury Bull 2X Fund
Year ended August 31, 2021	$42.1433	$(0.4026)	$(0.4024)	$(2.9204)	$(3.3230)	$—	$(1.2761)	$—	$(1.2761)	$37.5442	-8.06%	$25,364	1.44%	1.35%	(1.04)%	1.44%	1.35%	(1.04)%	0%
Year ended August 31, 2020	40.7800	(0.2072)	(0.2050)	4.7203	4.5131	(0.4677)	(2.6821)	—	(3.1498)	42.1433	12.49%	49,645	1.49%	1.36%	(0.51)%	1.48%	1.35%	(0.50)%	74%
Year ended August 31, 2019	32.9200	0.3000	0.3100	7.5600	7.8600	—	—	—	—	40.7800	23.88%	47,172	1.56%	1.39%	0.83%	1.52%	1.35%	0.87%	0%
Year ended August 31, 2018	36.0200	(0.0100)	(0.0100)	(3.0900)	(3.1000)	—	—	—	—	32.9200	-8.61%	9,232	1.85%	1.35%	(0.04)%	1.85%	1.35%	(0.04)%	0%
Year ended August 31, 2017	38.1800	(0.2900)	(0.2900)	(1.8700)	(2.1600)	—	—	—	—	36.0200	-5.66%	15,142	1.35%	1.35%	(0.82)%	1.35%	1.35%	(0.82)%	0%
Direxion Monthly 7-10 Year Treasury Bear 2X Fund
Year ended August 31, 2021	20.6527	(0.2934)	(0.2934)	1.0695	0.7761	—	—	—	—	21.4288	3.76%	9,273	2.57%	1.35%	(1.34)%	2.57%	1.35%	(1.34)%	0%
Year ended August 31, 2020	24.3400	(0.0606)	(0.0606)	(3.3051)	(3.3657)	(0.3216)	—	—	(0.3216)	20.6527	-14.07%	1,337	4.34%	1.35%	(0.26)%	4.34%	1.35%	(0.26)%	0%
Year ended August 31, 2019	30.5600	0.2600	0.2600	(6.4800)	(6.2200)	—	—	—	—	24.3400	-20.35%	2,332	3.54%	1.35%	0.89%	3.54%	1.35%	0.89%	0%
Year ended August 31, 2018	28.3400	(0.0200)	(0.0200)	2.2400	2.2200	—	—	—	—	30.5600	7.83%	2,975	2.30%	1.35%	(0.07)%	2.30%	1.35%	(0.07)%	0%
Year ended August 31, 2017	27.9900	(0.2400)	(0.2400)	0.5900	0.3500	—	—	—	—	28.3400	1.25%	5,120	1.35%	1.35%	(0.80)%	1.35%	1.35%	(0.80)%	0%
Direxion Monthly Emerging Markets Bull 2X Fund
Year ended August 31, 2021	47.6286	(0.8063)	(0.8059)	18.5786	17.7723	—	—	—	—	65.4009	37.31%	8,154	1.83%	1.35%	(1.24)%	1.83%	1.35%	(1.24)%	0%
Year ended August 31, 2020	40.6100	0.2913	0.2979	7.1545	7.4458	(0.4272)	—	—	(0.4272)	47.6286	18.22%	5,621	2.31%	1.36%	0.66%	2.30%	1.35%	0.67%	1,983%
Year ended August 31, 2019	48.8800	0.4100	0.4200	(8.6800)	(8.2700)	—	—	—	—	40.6100	-16.92%	3,270	2.15%	1.37%	0.90%	2.13%	1.35%	0.92%	0%
Year ended August 31, 2018	53.5000	(0.0100)	—	(4.6100)	(4.6200)	—	—	—	—	48.8800	-8.64%	5,351	1.88%	1.36%	(0.01)%	1.87%	1.35%	—	0%
Year ended August 31, 2017	35.7300	(0.3200)	(0.3200)	18.0900	17.7700	—	—	—	—	53.5000	49.73%	9,900	1.36%	1.36%	(0.78)%	1.35%	1.35%	(0.77)%	0%

1  Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each year/period.

2  Includes interest expense and extraordinary expense which is comprised of excise tax expense.

3  Excludes interest expense and extraordinary expense which is comprised of excise tax expense.

4  Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain (loss) per share will not equal the Fund's changes in net realized and unrealized gain (loss) on investments, futures and swaps for the period.

5  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

  The total return would have been lower if certain expenses had not been reimbursed by the investment adviser.

6  Net expenses include effects of any reimbursement or recoupment.

7  For periods less than one year, these ratios are annualized.

8  Portfolio turnover is not annualized and does not include effects of turnover of the swap or future contracts portfolio. Short-term securities with maturities less than or equal to 365 days are also excluded from portfolio turnover calculation.

9  Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Funds

Notes to the Financial Statements

August 31, 2021

1.  ORGANIZATION

Direxion Funds (the "Trust") was organized as a Massachusetts Business Trust on June 6, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently has 12 series, of which 11 are included in this report: Direxion Monthly High Yield Bull 1.2X Fund, Direxion Monthly NASDAQ-100® Bull 1.25X Fund, Direxion Monthly NASDAQ-100® Bear 1.25X Fund, Direxion Monthly NASDAQ-100® Bull 2X Fund, Direxion Monthly S&P 500® Bull 2X Fund, Direxion Monthly S&P 500® Bear 2X Fund, Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly 7-10 Year Treasury Bull 2X Fund, Direxion Monthly 7-10 Year Treasury Bear 2X Fund, and Direxion Monthly Emerging Markets Bull 2X Fund (each a "Fund" and collectively, the "Funds"). Each Fund is a non-diversified series of the Trust pursuant to the 1940 Act. The 11 Funds included in this report offer only Investor Class shares.

Rafferty Asset Management, LLC (the "Adviser") has registered as a commodity pool operator ("CPO") and the Funds are considered commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, the Advisor is subject to registration and regulation as a CPO under the CEA and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission and the National Futures Association, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements.

The Funds' investment objectives are to seek monthly investment results, before fees and expenses that correspond to the calendar month performance of a particular index or benchmark. The Funds with the word "Bull" in their name attempt to provide investment results that correlate positively to the return of an index or benchmark. The Funds with the word "Bear" in their name attempt to provide investment results that correlate negatively to the return of an index or benchmark.

Fund	Index or Benchmark	Monthly Target
Direxion Monthly High Yield Bull 1.2X Fund	Solactive High Yield Beta Index	120%
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	NASDAQ-100® Index	125%
Direxion Monthly NASDAQ-100® Bear 1.25X Fund		-125%
Direxion Monthly NASDAQ-100® Bull 2X Fund	NASDAQ-100® Index	200%
Direxion Monthly S&P 500® Bull 2X Fund	S&P 500® Index	200%
Direxion Monthly S&P 500® Bear 2X Fund		-200%
Direxion Monthly Small Cap Bull 2X Fund	Russell 2000® Index	200%
Direxion Monthly Small Cap Bear 2X Fund		-200%
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	ICE U.S. Treasury 7-10 Year Bond Index	200%
Direxion Monthly 7-10 Year Treasury Bear 2X Fund		-200%
Direxion Monthly Emerging Markets Bull 2X Fund	MSCI Emerging Markets IndexSM	200%

The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications ("ASC") 946, Financial Services Investment Companies.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Cash Equivalents – The Funds consider investments in the U.S Bank Money Market Deposit Account, a U.S. dollar-denominated deposit account offered through U.S. Bank, to be cash equivalents. The Funds are exposed to the credit risk

DIREXION ANNUAL REPORT

of U.S. Bank through these holdings of cash equivalents. These cash equivalents are presented on the Statements of Assets and Liabilities as "Cash equivalents" and were classified as Level 1 assets as of August 31, 2021.

b) Investment Valuation – The Net Asset Value ("NAV") of each Fund is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange ("NYSE"), each day the NYSE is open for business. The value of all portfolio securities and other assets held by a Fund will be determined as of the time a Fund calculates its NAV, 4:00 p.m. Eastern Time ("Valuation Time"). On days that the Securities Industry and Financial Markets Association ("SIFMA") recommends that the bond markets close all day, the Direxion High Yield Bull 1.2X Fund, Direxion Monthly 7-10 Year Treasury Bull 2X Fund and the Direxion Monthly 7-10 Year Treasury Bear 2X Fund (the "Fixed Income Funds") do not calculate their NAVs even if the NYSE is open for business. Similarly, on days that SIFMA recommends that the bond markets close early, each of the Fixed Income Funds calculates its NAV as of the time of the recommended close, usually 2:00 p.m. Eastern Time, rather than the close of regular trading on the NYSE. Equity securities, exchange-traded funds ("ETFs") and over-the-counter securities are valued at their last sales price or, if not available, at the average of the last bid and ask prices. Securities primarily traded on the NASDAQ National Market are valued using the NASDAQ Official Closing Price. Futures contracts are valued at the settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. Short-term debt securities with an original maturity of 60 days or less are valued using the amortized cost method. Investments in open-end mutual funds, including money market funds, are valued at their respective quoted NAV on the valuation date.

Other debt securities are valued by using the mean prices provided by the Funds' pricing service or, if such prices are unavailable, by a matrix pricing method. Securities for which reliable market quotations are not readily available, the Funds' pricing service does not provide a valuation for such securities, the Funds' pricing service provides valuation that in the judgment of the Adviser does not represent fair value, or the Fund or Adviser believes the market price is stale, are fair valued as determined by the Adviser under the supervision of the Board of Trustees. Additionally, the Adviser will monitor developments in the marketplace for significant events that may affect the value of those securities whose closing prices were established before the Valuation Time.

c) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or industry sector). A Fund enters into master netting agreements with the counterparty. These agreements calculate the obligations of the parties on a "net basis". Consequently, a Fund's current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. A Fund's obligations are accrued daily and offset by any amounts owed to the Fund. However, a Fund does not offset the fair value amounts of the swap contract and the related collateral on the Statement of Assets and Liabilities arising from swap contracts executed with the same counterparty under such master netting agreements.

In a "long" equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount. In certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities. The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as "unrealized appreciation or depreciation on swaps" and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps."

DIREXION ANNUAL REPORT

Each Fund may enter into swap contracts that provide the opposite return of the underlying benchmark or security ("short" the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund will pay the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their objectives.

Accounting Standards Update No. 2013-01 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2013–01"), requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2013-01 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging).

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk , a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives ("OTC"), including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to the counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of August 31, 2021, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement are detailed in the following pages.

In the event of the counterparty's default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features at August 31, 2021 is detailed in the following table. If such credit risk-related contingencies were triggered the counterparties would have the option to terminate any positions open under the master netting agreement.

DIREXION ANNUAL REPORT

Description: Swap Contract

Counterparty: Bank of America Merrill Lynch

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	$1,089,102	$—	$1,089,102[1]	$—	$—	$—	$—	$—
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	—	—	—	—	33,721	—	8,000	25,721
Direxion Monthly NASDAQ-100® Bull 2X Fund	76,599,433	—	76,599,433[1]	—	—	—	—	—
Direxion Monthly S&P 500® Bull 2X Fund	10,669,489	—	10,669,489[1]	—	—	—	—	—
Direxion Monthly S&P 500® Bear 2X Fund	—	—	—	—	718,966	—	718,966[1]	—
Direxion Monthly Small Cap Bull 2X Fund	187,012	—	187,012[1]	—	—	—	—	—
Direxion Monthly Small Cap Bear 2X Fund	—	—	—	—	41,801	—	41,801[1]	—
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	—	—	—	—	70,078	—	70,078[1]	—
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	—	—	—	—	390,108	—	390,108[1]	—
Direxion Monthly Emerging Markets Bull 2X Fund	—	—	—	—	474,123	—	474,123[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Credit Suisse International

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Monthly High Yield Bull 1.2X Fund	$102,342	$—	$—	$102,342	$—	$—	$—	$—
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	354,259	—	300,000	54,259	—	—	—	—
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	—	—	—	—	647	—	—	647

DIREXION ANNUAL REPORT

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Monthly NASDAQ-100® Bull 2X Fund	$50,064,681	$—	$50,064,681[1]	$—	$—	$—	$—	$—
Direxion Monthly S&P 500® Bull 2X Fund	9,616,949	—	9,616,949[1]	—	—	—	—	—
Direxion Monthly Small Cap Bull 2X Fund	—	—	—	—	643,195	—	643,195[1]	—
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	354,861	—	260,000	94,861	—	—	—	—
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	—	—	—	—	65,803	—	65,803[1]	—
Direxion Monthly Emerging Markets Bull 2X Fund	—	—	—	—	28,917	—	28,917[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: UBS Securities LLC

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	$212,777	$—	$—	$212,777	$—	$—	$—	$—
Direxion Monthly NASDAQ-100® Bull 2X Fund	16,634,056	—	16,634,056[1]	—	—	—	—	—
Direxion Monthly S&P 500® Bull 2X Fund	217,587	—	217,587[1]	—	—	—	—	—
Direxion Monthly Small Cap Bull 2X Fund	75,955	—	75,955[1]	—	—	—	—	—
Direxion Monthly Small Cap Bear 2X Fund	—	—	—	—	24,090	—	24,090[1]	—
Direxion Monthly Emerging Markets Bull 2X Fund	—	—	—	—	123,589	—	123,589[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION ANNUAL REPORT

d) Futures Contracts and Options on Futures Contracts – Each Fund may purchase and sell futures contracts and options on such futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the values of equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

e) Risks of Futures Contracts and Options on Futures Contracts – The risks inherent in the use of futures contracts and options on futures contracts include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for futures contracts and options on futures contracts. The Funds were not invested in any options on futures contracts during the year ended August 31, 2021.

f) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a Fund's returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries may require less disclosure as required in the U.S., and there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of buyers for such securities and delays and disruptions in securities settlement procedures.

g) Investment Transactions – Investment transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

h) Investments in Other Investment Companies – A Fund may invest in another ETF or mutual fund collectively defined as "investment companies". As a result, Fund shareholders indirectly bear the Fund's proportionate share of fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund's own operations. These costs are disclosed in the Fund's prospectus as Acquired Fund Fees and Expenses. Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

i) Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes and excise taxes. No provision for Federal income taxes has been made in the Funds' financial statements.

j) Income and Expenses – Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, is recognized on an accrual basis. Expenses are charged to the Funds daily. Expenses are computed based on each Fund's respective average daily net assets. For additional discussion on expenses, refer to Note 4.

k) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

DIREXION ANNUAL REPORT

The tax character of distributions during the years ended August 31, 2021 and August 31, 2020 were as follows:

	Year Ended August 31, 2021			Year Ended August 31, 2020
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Monthly High Yield Bull 1.2X Fund	$1,451,221	$—	$39,771	$1,980,088	$—	$29,902
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	1,489,592	—	—	55,690	—	—
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	—	—	282	7,586	—	—
Direxion Monthly NASDAQ-100® Bull 2X Fund	41,497,965	—	—	1,418,006	—	—
Direxion Monthly S&P 500® Bull 2X Fund	1,789,361	—	—	741,896	—	—
Direxion Monthly S&P 500® Bear 2X Fund	—	—	—	82,634	—	—
Direxion Monthly Small Cap Bull 2X Fund	—	—	—	156,475	—	—
Direxion Monthly Small Cap Bear 2X Fund	—	—	—	60,612	—	—
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	859,289	—	—	1,616,984	—	—
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	—	—	—	23,719	—	—
Direxion Monthly Emerging Markets Bull 2X Fund	—	—	—	102,873	—	—

As of August 31, 2021, the components of accumulated earnings/losses of the Funds on a tax basis were as follows:

	Direxion Monthly High Yield Bull 1.2X Fund	Direxion Monthly NASDAQ-100® Bull 1.25X Fund	Direxion Monthly NASDAQ-100® Bear 1.25X Fund	Direxion Monthly NASDAQ-100® Bull 2X Fund
Tax cost of investments	$78,827,643	$3,940,327	$26,195	$157,697,112
Gross unrealized appreciation	2,529,825	1,673,188	—	170,758,462
Gross unrealized depreciation	(2,669,484)	(33,181)	(52,563)	(4,560,576)
Net unrealized appreciation/(depreciation)	$(139,659)	$1,640,007	$(52,563)	$166,197,886
Undistributed ordinary income (loss)	—	4,077,133	—	65,443,186
Undistributed capital gain (loss)	—	—	—	—
Total distributable earnings (losses)	—	4,077,133	—	65,443,186
Other accumulated earnings (losses)	(19,426,945)	(3,425,134)	(3,474,626)	—
Total accumulated earnings (losses)	$(19,566,604)	$2,292,006	$(3,527,189)	$231,641,072
	Direxion Monthly S&P 500® Bull 2X Fund	Direxion Monthly S&P 500® Bear 2X Fund	Direxion Monthly Small Cap Bull 2X Fund	Direxion Monthly Small Cap Bear 2X Fund
Tax cost of investments	$46,840,719	$3,640,098	$8,328,889	$1,484,724
Gross unrealized appreciation	24,020,826	—	509,237	—
Gross unrealized depreciation	(339,610)	(1,149,064)	(909,081)	(130,615)
Net unrealized appreciation/(depreciation)	$23,681,216	$(1,149,064)	$(399,844)	$(130,615)
Undistributed ordinary income (loss)	9,761,795	—	174,006	—
Undistributed capital gain (loss)	—	—	—	—
Total distributable earnings (losses)	9,761,795	—	174,006	—
Other accumulated earnings (losses)	—	(58,555,252)	—	(50,778,389)
Total accumulated earnings (losses)	$33,443,011	$(59,704,316)	$(225,838)	$(50,909,004)

DIREXION ANNUAL REPORT

	Direxion Monthly 7-10 Year Treasury Bull 2X Fund	Direxion Monthly 7-10 Year Treasury Bear 2X Fund	Direxion Monthly Emerging Markets Bull 2X Fund
Tax cost of investments	$19,504,672	$4,836,805	$4,694,913
Gross unrealized appreciation	703,383	—	160,812
Gross unrealized depreciation	(916,273)	(562,716)	(893,434)
Net unrealized appreciation/(depreciation)	$(212,890)	$(562,716)	$(732,622)
Undistributed ordinary income (loss)	—	—	—
Undistributed capital gain (loss)	—	—	—
Total distributable earnings (losses)	—	—	—
Other accumulated earnings (losses)	(2,251,956)	(20,682,095)	(44,045,022)
Total accumulated earnings (losses)	$(2,464,846)	$(21,244,811)	$(44,777,644)

The difference between book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales. Other accumulated gain/(loss) is generally comprised of capital loss carryforwards and qualified late year loss deferrals.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for total distributable earnings and capital stock under GAAP and tax reporting:

	Total Distributable Earnings/(Loss)	Capital Stock
Direxion Monthly High Yield Bull 1.2X Fund	$—	$—
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	(2,351,947)	2,351,947
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	11,273	(11,273)
Direxion Monthly NASDAQ-100® Bull 2X Fund	(125,720,474)	125,720,474
Direxion Monthly S&P 500® Bull 2X Fund	(23,914,362)	23,914,362
Direxion Monthly S&P 500® Bear 2X Fund	90,997	(90,997)
Direxion Monthly Small Cap Bull 2X Fund	(3,191,553)	3,191,553
Direxion Monthly Small Cap Bear 2X Fund	66,434	(66,434)
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	137,387	(137,387)
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	10,984	(10,984)
Direxion Monthly Emerging Markets Bull 2X Fund	36,177	(36,177)

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2021, the permanent differences primarily relate to net operating losses, nondeductible excise taxes, and utilization of earnings and profits distributed to shareholders on redemption of shares.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between November 1 and the end of the fiscal year, August 31, 2021. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, August 31, 2021.

DIREXION ANNUAL REPORT

At August 31, 2021, the following Funds deferred, on a tax basis, qualified late year losses of:

	Late Year Ordinary Losses	Post-October Capital Losses
Direxion Monthly High Yield Bull 1.2X Fund	$—	$—
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	—	—
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	(1,730)	—
Direxion Monthly NASDAQ-100® Bull 2X Fund	—	—
Direxion Monthly S&P 500® Bull 2X Fund	—	—
Direxion Monthly S&P 500® Bear 2X Fund	(67,138)	—
Direxion Monthly Small Cap Bull 2X Fund	—	—
Direxion Monthly Small Cap Bear 2X Fund	(42,161)	—
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	(178,728)	(2,073,228)
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	(47,609)	—
Direxion Monthly Emerging Markets Bull 2X Fund	(88,991)	—

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term.

At August 31, 2021, the following Funds had capital loss carryforwards on a tax basis of:

	Unlimited ST	Unlimited LT	Annual Limitation
Direxion Monthly High Yield Bull 1.2X Fund	$(11,570,505)	$(7,856,440)	$—
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	—	—	926
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	(3,286,563)	—	2,231
Direxion Monthly NASDAQ-100® Bull 2X Fund	—	—	—
Direxion Monthly S&P 500® Bull 2X Fund	—	—	—
Direxion Monthly S&P 500® Bear 2X Fund	(58,488,114)	—	—
Direxion Monthly Small Cap Bull 2X Fund	—	—	—
Direxion Monthly Small Cap Bear 2X Fund	(50,736,228)	—	—
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	—	—	—
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	(20,634,486)	—	—
Direxion Monthly Emerging Markets Bull 2X Fund	(17,320,228)	(26,635,803)	—
Capital Loss Utilized:
Direxion Monthly High Yield Bull 1.2X Fund	999,228
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	926
Direxion Monthly Small Cap Bull 2X Fund	7,210,133
Direxion Monthly Emerging Markets Bull 2X Fund	2,998,603

In accordance with Sections 381-384 of the Internal Revenue Code, a portion of certain Fund's losses have been subjected to an annual limitation. Direxion Monthly NASDAQ-100® Bull 1.25X Fund and Direxion Monthly NASDAQ-100® Bear 1.25X Fund have $3,425,134 and $186,333 of capital losses that are subject to annual limitation, respectively.

To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover.

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to the Funds' financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During this period, the Funds did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As of August 31, 2021, open Federal and state income tax years include the tax years ended August 31, 2018 through August 31, 2021. The Funds have no examination in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

l) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon occurrence of specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

DIREXION ANNUAL REPORT

m) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  INVESTMENT TRANSACTIONS

The table below presents each Fund's investment transactions during the year ended August 31, 2021. Purchases represent the aggregate purchases of investments excluding short-term investment purchases, swaps and futures contracts. Sales represent the aggregate sales of investments excluding proceeds from short-term investments, swaps and futures contracts.

Funds	Purchases	Sales
Direxion Monthly High Yield Bull 1.2X Fund	$665,136,090	$652,396,206
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	—	—
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	—	—
Direxion Monthly NASDAQ-100® Bull 2X Fund	154,892	—
Direxion Monthly S&P 500® Bull 2X Fund	—	—
Direxion Monthly S&P 500® Bear 2X Fund	—	—
Direxion Monthly Small Cap Bull 2X Fund	—	—
Direxion Monthly Small Cap Bear 2X Fund	—	—
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	—	—
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	—	—
Direxion Monthly Emerging Markets Bull 2X Fund	—	—

There were no purchases or sales of long-term U.S. Government securities in the Funds during the year ended August 31, 2021.

4.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement: The Funds have entered into an investment advisory agreement with the Adviser. The Adviser earns a fee, computed daily and payable monthly, applied to each Fund's average daily net assets at the annual rate of 0.75%.

Management Services Agreement: The Funds have entered into a Management Services Agreement with the Adviser. Under the Management Services Agreement, the Funds pays the Adviser a management service fees of 0.026% on the first $10,000,000,000 of the Fund's daily net assets and 0.024% on assets in excess of $10,000,000,000.

Operating Expense Limitation Agreement: Each Fund is responsible for its own operating expenses. Under the Operating Expense Limitation Agreement, the Adviser has contractually agreed to cap all or a portion of the expenses for each Fund based on the annual rates listed below applied to each Fund's average daily net assets.

Direxion Monthly High Yield Bull 1.2X Fund	1.35%
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	1.15%
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	1.15%
Direxion Monthly NASDAQ-100® Bull 2X Fund	1.35%
Direxion Monthly S&P 500® Bull 2X Fund	1.35%
Direxion Monthly S&P 500® Bear 2X Fund	1.35%
Direxion Monthly Small Cap Bull 2X Fund	1.35%
Direxion Monthly Small Cap Bear 2X Fund	1.35%
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	1.35%
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	1.35%
Direxion Monthly Emerging Markets Bull 2X Fund	1.35%

Any expense cap is subject to recoupment by the Adviser within the following three years only if overall expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.

DIREXION ANNUAL REPORT

The table below presents amounts that the Adviser recouped, waived and the amounts available for potential recoupments by the Adviser.

			Potential Recoupment Amounts Expiring:			Total Potential
Funds	Expenses Recouped	Expenses Reimbursed	August 31, 2022	August 31, 2023	August 31, 2024	Recoupment Amount
Direxion Monthly High Yield Bull 1.2X Fund	$21,188	$8,249	$—	$31,979	$8,249	$40,228
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	—	67,022	92,987	68,362	67,022	228,371
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	—	32,216	38,074	36,734	32,216	107,024
Direxion Monthly NASDAQ-100® Bull 2X Fund	141,900	4,997	—	10,768	4,997	15,765
Direxion Monthly S&P 500® Bull 2X Fund	24,191	7,319	4,999	65,756	7,319	78,074
Direxion Monthly S&P 500® Bear 2X Fund	—	48,970	49,487	49,489	48,970	147,946
Direxion Monthly Small Cap Bull 2X Fund	—	40,407	44,390	39,849	40,407	124,646
Direxion Monthly Small Cap Bear 2X Fund	—	44,525	42,045	46,068	44,525	132,638
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	8,028	35,897	42,378	79,080	35,897	157,355
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	—	49,028	58,223	52,430	49,028	159,681
Direxion Monthly Emerging Markets Bull 2X Fund	—	44,373	50,544	49,152	44,373	144,069

The net amounts receivable (payable) arising from the Investment Advisory Agreement, Management Services Agreement and waiver of any expenses as of August 31, 2021 is presented on the Statements of Assets and Liabilities as Due from (to) Adviser, net.

Distribution Expenses: Shares of the Funds are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets. Each Fund currently pays a 12b-1 fee of 0.25% of the respective Fund's average daily net assets.

Rafferty Capital Markets, LLC (the "Distributor") serves as principal underwriter of the Funds and acts as the Funds' distributor in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Adviser.

5.  VALUATION MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities in active markets, quoted prices for identical or similar securities in inactive markets, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

DIREXION ANNUAL REPORT

The follow is a summary of the inputs used to value the Funds' securities as of August 31, 2021.

	Asset Class				Liability Class
	Level 1			Level 2	Level 2
Funds	Investment Companies	Short Term Investments	Cash Equivalents	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Monthly High Yield Bull 1.2X Fund	$73,115,642	$5,470,000	$16,932,035	$102,342	$—
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	34,196	3,890,000	16,786,723	1,656,138	—
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	—	8,000	252,124	—	(34,368)
Direxion Monthly NASDAQ-100® Bull 2X Fund	52,972,629	127,624,199	398,708,829	143,298,170	—
Direxion Monthly S&P 500® Bull 2X Fund	9,527,910	40,490,000	74,338,785	20,504,024	—
Direxion Monthly S&P 500® Bear 2X Fund	—	3,210,000	3,300,582	—	(718,966)
Direxion Monthly Small Cap Bull 2X Fund	1,468,480	6,840,793	15,811,406	262,967	(643,195)
Direxion Monthly Small Cap Bear 2X Fund	—	1,420,000	961,138	—	(65,891)
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	11,717,000	7,290,000	6,443,024	354,861	(70,078)
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	—	4,730,000	5,007,112	—	(455,911)
Direxion Monthly Emerging Markets Bull 2X Fund	628,920	3,960,000	4,197,001	—	(626,629)

For further information regarding each asset class, see each Fund's Schedule of Investments.

*  Total return swap contracts are valued at the unrealized appreciation/(depreciation).

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers, and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

6.  ADDITIONAL DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why a fund uses derivatives instruments, how a fund accounts for derivative instruments and how derivative instruments affect a fund's financial position and results of operations.

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of August 31, 2021, the Funds were invested in swap contracts.

DIREXION ANNUAL REPORT

At August 31, 2021, the fair value of derivative instruments, by primary risk, were as follows:

	Asset Derivatives[1]
Fund	Credit Risk	Equity Risk	Interest Rate Risk	Total
Direxion Monthly High Yield Bull 1.2X Fund	$102,342	$—	$—	$102,342
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	—	1,656,138	—	1,656,138
Direxion Monthly NASDAQ-100® Bull 2X Fund	—	143,298,170	—	143,298,170
Direxion Monthly S&P 500® Bull 2X Fund	—	20,504,025	—	20,504,025
Direxion Monthly Small Cap Bull 2X Fund	—	262,967	—	262,967
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	—	—	354,861	354,861

1  Statements of Assets and Liabilities location: Unrealized appreciation on swap contracts.

	Liability Derivatives[2]
Fund	Credit Risk	Equity Risk	Interest Rate Risk	Total
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	$—	$34,368	$—	$34,368
Direxion Monthly S&P 500® Bear 2X Fund	—	718,966	—	718,966
Direxion Monthly Small Cap Bull 2X Fund	—	643,195	—	643,195
Direxion Monthly Small Cap Bear 2X Fund	—	65,891	—	65,891
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	—	—	70,078	70,078
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	—	—	455,911	455,911
Direxion Monthly Emerging Markets Bull 2X Fund	—	626,629	—	626,629

2  Statements of Assets and Liabilities location: Unrealized depreciation on swap contracts.

Transactions in derivative instruments during the year ended August 31, 2021, by primary risk, were as follows:

		Net Realized Gain (Loss)[1]			Net Unrealized Appreciation (Depreciation)[2]
Fund		Credit Risk	Equity Risk	Interest Rate Risk	Credit Risk	Equity Risk	Interest Rate Risk
Direxion Monthly High Yield Bull 1.2X Fund	Swap Contracts	$1,480,436	$—	$—	$7,075	$—	$—
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	Swap Contracts	—	6,616,201	—	—	753,168	—
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	Swap Contracts	—	(90,207)	—	—	13,358	—
Direxion Monthly NASDAQ-100® Bull 2X Fund	Swap Contracts	—	240,620,662	—	—	(39,266,022)	—
Direxion Monthly S&P 500® Bull 2X Fund	Swap Contracts	—	34,630,369	—	—	19,433,482	—
Direxion Monthly S&P 500® Bear 2X Fund	Swap Contracts	—	(3,974,640)	—	—	(592,700)	—
Direxion Monthly Small Cap Bull 2X Fund	Swap Contracts	—	10,450,901	—	—	(69,632)	—
Direxion Monthly Small Cap Bear 2X Fund	Swap Contracts	—	(5,056,568)	—	—	(128,547)	—
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	Swap Contracts	—	—	(2,946,832)	—	—	484,970

DIREXION ANNUAL REPORT

		Net Realized Gain (Loss)[1]			Net Unrealized Appreciation (Depreciation)[2]
Fund		Credit Risk	Equity Risk	Interest Rate Risk	Credit Risk	Equity Risk	Interest Rate Risk
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	Swap Contracts	$—	$—	$73,757	$—	$—	$(465,432)
Direxion Monthly Emerging Markets Bull 2X Fund	Swap Contracts	—	2,801,410	—	—	(643,595)	—

1  Statements of Operations location: Net realized gain (loss) on swap contracts.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on swap contracts.

For the year ended August 31, 2021, the average quarterly volume of the derivatives held by each of the Funds was as follows:

	Quarterly Average Gross Notional Amounts
	Long Equity Swap Contracts	Short Equity Swap Contracts
Direxion Monthly High Yield Bull 1.2X Fund	$31,894,731	$—
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	22,032,396	—
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	—	267,221
Direxion Monthly NASDAQ-100® Bull 2X Fund	780,807,239	—
Direxion Monthly S&P 500® Bull 2X Fund	207,111,633	—
Direxion Monthly S&P 500® Bear 2X Fund	—	16,018,208
Direxion Monthly Small Cap Bull 2X Fund	41,542,138	—
Direxion Monthly Small Cap Bear 2X Fund	—	14,242,709
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	50,324,217	—
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	—	8,879,692
Direxion Monthly Emerging Markets Bull 2X Fund	17,159,038	—

The Funds utilize this volume of derivatives to obtain leverage to meet the investment objectives of 120%, 125%, -125%, 200%, and -200% calendar month performance of their respective indices.

7.  MARKET DISRUPTION RISK

Geopolitical and other events, including public health crises and natural disasters, have recently led to increased market volatility and significant market losses. Significant market volatility and market downturns may limit the Fund's ability to sell securities and obtain short exposure to securities, and the Fund's sales and short exposures may exacerbate the market volatility and downturn. Under such circumstances, the Fund may have difficulty achieving its investment objective for one or more trading days, which may adversely impact the Fund's returns on those days and periods inclusive of those days. Alternatively, the Fund may incur higher costs (including swap financing costs) in order to achieve its investment objective and may be forced to purchase and sell securities (including shares of ETFs) at market prices that do not represent their fair value (including in the case of an ETF, its net asset value) or at times that result in differences between the price the Fund receives for the security or the value of the swap exposure and the market closing price of the security or the market closing value of the swap exposure. Under those circumstances, the Fund's ability to track its Index is likely to be adversely affected. The Fund may also incur additional tracking error due to the use of futures contracts or other securities that are not perfectly correlated to the Fund's Index.

The recent pandemic spread of the novel coronavirus known as COVID-19 has proven to be a market disrupting event. The impact of this virus, like other pandemics that may arise in the future, has negatively affected and may continue to negatively affect the economies of many nations, companies and the global securities and commodities markets, including by reducing liquidity in the markets. Adverse effects may be more pronounced for developing or emerging market countries that have

DIREXION ANNUAL REPORT

less established health care systems. How long such events will last and whether they will continue or recur cannot be predicted.

8.  SUBSEQUENT EVENTS

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure besides those noted below.

The Direxion Monthly High Yield Bull 1.2X Fund paid an income distribution in the amount of $0.0467 per share with a record date of September 15, 2021 and ex-date and payable date of September 16, 2021.

The Direxion Monthly High Yield Bull 1.2X Fund paid an income distribution in the amount of $0.0557 per share with a record date of October 15, 2021 and ex-date and payable date of October 18, 2021.

DIREXION ANNUAL REPORT

Direxion Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders of Direxion Monthly High Yield Bull 1.2X Fund, Direxion Monthly NASDAQ-100® Bull 1.25X Fund, Direxion Monthly NASDAQ-100® Bear 1.25X Fund, Direxion Monthly NASDAQ-100® Bull 2X Fund, Direxion Monthly S&P 500® Bull 2X Fund, Direxion Monthly S&P 500® Bear 2X Fund, Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly 7-10 Year Treasury Bull 2X Fund, Direxion Monthly 7-10 Year Treasury Bear 2X Fund and Direxion Monthly Emerging Markets Bull 2X Fund and the Board of Trustees of Direxion Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Direxion Monthly High Yield Bull 1.2X Fund, Direxion Monthly NASDAQ-100® Bull 1.25X Fund, Direxion Monthly NASDAQ-100® Bear 1.25X Fund, Direxion Monthly NASDAQ-100® Bull 2X Fund, Direxion Monthly S&P 500® Bull 2X Fund, Direxion Monthly S&P 500® Bear 2X Fund, Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly 7-10 Year Treasury Bull 2X Fund, Direxion Monthly 7-10 Year Treasury Bear 2X Fund and Direxion Monthly Emerging Markets Bull 2X Fund (collectively referred to as the "Funds"), (11 of the funds constituting Direxion Funds) (the "Trust")), including the schedules of investments, as of August 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (11 of the funds constituting Direxion Funds) at August 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Direxion investment companies since 2001.

Minneapolis, Minnesota
October 26, 2021

DIREXION ANNUAL REPORT

Direxion Funds

Supplemental Information (Unaudited)

For the year ended August 31, 2021, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The amount of dividends declared from ordinary income designated as qualified income was 0% for each of the Funds.

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ending August 31, 2021. To the extent necessary to fully distribute such capital gain, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

For corporate shareholders, the amount of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended August 31, 2021 was 0% for each of the Funds.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

DIREXION ANNUAL REPORT

Direxion Funds

Investment Advisory Agreement Approval (Unaudited)

Consistent with the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Trustees (the "Board") of the Direxion Funds (the "Trust") annually considers the renewal of the Amended & Restated Investment Advisory Agreement (the "Agreement") between Rafferty Asset Management, LLC (the "Adviser") and the Trust, on behalf of the Direxion Monthly S&P 500® Bull 2X Fund, Direxion Monthly S&P 500® Bear 2X Fund, Direxion Monthly NASDAQ-100® Bull 2X Fund, Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly Emerging Markets Bull 2X Fund, Direxion Monthly 7-10 Year Treasury Bull 2X Fund, Direxion Monthly 7-10 Year Treasury Bear 2X Fund, Direxion Monthly NASDAQ-100® Bull 1.25X Fund, Direxion Monthly NASDAQ-100® Bear 1.25X Fund, and the Direxion Monthly High Yield Bull 1.2X Fund, each a series of the Trust. Each series of the Trust is referred to herein as a "Fund" and collectively as the "Funds." The Funds seek monthly investment results, before fees and expenses, of a multiple or an inverse multiple of an underlying index.

At a meeting held on August 18, 2021, following such consideration, the Board, including the trustees who are not "interested persons" of the Trust as defined in the 1940 Act (the "Independent Trustees"), unanimously approved the renewal of the Agreement, on behalf of the Funds. The Independent Trustees had previously considered information pertaining to the renewal of the Agreement outside the presence of the Adviser's representatives and Fund management in executive sessions held on August 4, 2021 and August 18, 2021.

In considering whether to renew the Agreement, the Board requested, and the Adviser provided, information that the Board and Adviser believed to be reasonably necessary to evaluate the Agreement. Among other information, the Board obtained and reviewed the following:

•  Detailed information regarding the advisory services provided by the Adviser for to the Funds;

•  The investment objectives of the Funds, which require monthly rebalancing and the utilization of complex financial instruments that are not typical of traditional index tracking mutual funds;

•  The level of attention required by the Adviser due to the frequent and large trading activity in the various Funds;

•  The Adviser's Form ADV;

•  Information about the professional qualifications of those employees primarily responsible for providing services to the Funds;

•  Information regarding each component of the contractual advisory fee rates for the prior fiscal year;

•  Information regarding advisory fees earned and waivers made by the Adviser in connection with providing services to the Funds for the prior fiscal year;

•  Information regarding fees paid to the Adviser under, and an evaluation of the services provided per, the Management Services Agreement for the prior fiscal year;

•  Performance information;

•  Comparative industry fee data, including peer group comparisons;

•  Information regarding the financial condition of the Adviser and the profitability of the Adviser; and

•  Information regarding how the Adviser monitors the Funds' compliance with regulatory requirements and Trust procedures.

The Board considered that, with respect to each Fund, they had also received information relevant to their consideration since the Fund's inception and, most recently, throughout the past year at regular Board meetings in connection with their oversight of the Funds, including information bearing on the Funds' service provider arrangements and performance results. The Board also received a memorandum from legal counsel regarding its responsibilities with respect to the approval of the Agreement and participated in a question and answer session with representatives of the Adviser. The Board carefully evaluated the relevant information and the Independent Trustees were advised by legal counsel with respect to their deliberations.

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement, and each Trustee may have afforded different weight or importance to different factors. For each Fund, the Board considered, among other matters, the following factors to the extent applicable: (1) the nature, extent, and quality of the services provided; (2) the investment performance; (3) the profitability of the Fund and the advisory business to the Adviser; (4) the

DIREXION ANNUAL REPORT

Direxion Funds

Investment Advisory Agreement Approval (Unaudited)

extent to which economies of scale might be realized as the Fund grows and whether fee levels reflect these economies of scale, if any, for the benefit of the Fund's shareholders; (5) comparisons of services and fees under other contracts entered into by Adviser, with comparable clients (such as institutional investors), if any; and (6) other benefits derived or anticipated to be derived and identified by Adviser from its relationship with each Fund.

Nature, Extent and Quality of Services Provided. The Board reviewed, among other things, the Adviser's business, assets under management, financial resources and capitalization, quality and quantity of personnel, experience, the variety and complexity of its investment strategies, brokerage practices, and the adequacy of its compliance systems and processes. The Board reviewed the scope of services to be provided by the Adviser under the Agreement and noted there would be no significant differences between the scope of services provided by the Adviser in the past year and those to be provided in the upcoming year. The Board also considered the Adviser's representation to the Board that it would continue to provide investment and related services that are of materially the same quality as the services that have been provided to the Funds in the past and that those services remain appropriate in scope and extent in light of the Funds' operations, the competitive landscape of the investment company business and investor needs.

The Board focused on the quality of the Adviser's personnel and operations and the systems and processes required to manage the Funds effectively, and noted that these systems and processes may not be present at other investment advisers. In particular the Board considered, as applicable: (1) the Adviser's success in achieving each Fund's monthly leveraged investment objective; (2) the techniques the Adviser uses in managing leveraged, which include developing index optimization and representative sampling investment strategies as well as specialized skills for trading complex financial instruments; (3) information regarding the Adviser's management of derivatives trading on behalf of the Funds, including the selection of swap counterparties and the negotiation of favorable derivatives contract terms; (4) the Adviser's ability to manage certain Funds in a tax efficient manner, which is more challenging for leveraged than non-leveraged funds; and (5) the size, professional experience and skills of the Adviser's portfolio management staff and the Adviser's ability to recruit, train and retain personnel with the relevant experience and expertise necessary to manage the Funds. The Board considered that the Adviser oversees all aspects of the operation of the Funds, including oversight of the Funds' service providers, and provides compliance services to the Funds.

Comparison of Advisory Services and Fees. The Board considered the fairness and reasonableness of the investment advisory fee rate payable to the Adviser by the Funds in light of the investment advisory services provided by the Adviser. In this regard, the Board also considered the ability of investors to achieve independently the investment objective of the Funds and the costs to investors of seeking to do so. The Board concluded that it would be difficult for an investor to implement independently any Fund's investment strategy and that attempting to do so would likely in most cases be cost-prohibitive. From this perspective, the Board noted the cost effectiveness for investors of employing the Funds to achieve certain investment objectives.

The Board further considered the fairness and reasonableness of the investment advisory fee rate payable to the Adviser by each Fund in light of fee rates paid by other investment companies offering strategies similar in nature to the Fund. In this regard, the Board reviewed information prepared by the Adviser, using data provided by Morningstar, Inc., to compare the Funds' actual advisory fees, expense limitation levels, and gross and net total expenses with those of other funds with common key characteristics, such as asset size, investment objective or industry focus ("Peer Group"). The Board noted the difficulty in compiling Peer Groups because, by design, certain Funds are unique and, therefore, few (if any) fund complexes have funds with substantially similar investment objectives and operations. They noted that an independent consultant in 2019 had reviewed the Peer Group selection methodology and the Peer Group for each Fund and that the methodology employed in 2021 was the same as that reviewed by the independent consultant.

The Board noted that the comparison reports included the advisory fee and net and gross total expense ratios, less any Rule 12b-1 fees, for each Fund and each Peer Group fund. The Board considered that the Adviser had agreed to limit the total expenses of the Funds (subject to certain exclusions) for the next year by contractually agreeing to pay certain expenses of the Funds under a separate Operating Expense Limitation Agreement.

DIREXION ANNUAL REPORT

Direxion Funds

Investment Advisory Agreement Approval (Unaudited)

Performance of the Funds. The Board focused on the correlation of each Fund's return to the model performance return for the periods ending June 30, 2021 and June 30, 2020. In this regard, the Board considered each Fund's monthly returns versus model returns ("Tracking Difference"), the standard deviation of the Tracking Differences, and a tracking error analysis provided by the Adviser. The Board also reviewed the total return of each Fund for the one-year period ended June 30, 2021. The Board considered reports provided to it in anticipation of the meeting, as well as performance reports provided at regular Board meetings throughout the year. The Board noted that the correlation of returns for each Fund to its target model performance was generally within expected ranges during the reviewed periods. The Board considered that, given the investment objectives of the Funds, the correlation of each such Fund's performance with the model performance and Tracking Error were more meaningful indicia of the quality of the Adviser's management than a Fund's total return.

Costs of Services Provided to the Funds and Profits Realized by the Adviser. The Board reviewed information about the profitability of the Adviser based on the fee rates payable under the Agreement. The Board considered the profitability of each Fund and the overall profitability of the Adviser, as reflected in the Adviser's profitability analysis, as well as information provided by the Adviser concerning the methodology used to allocate various expenses. The Board also considered the significant drivers of cost for the Adviser including, but not limited to, intellectual capital, the dedication of personnel resources to monthly portfolio management activities (including rebalancing of the Funds), regulatory compliance, and entrepreneurial risk. The Board further considered a report on other investment advisers' profitability, which was compiled using publicly available information. The Board recognized that it is difficult to compare profitability among investment advisory firms because certain information is not publicly available. To the extent such information is available, it is affected by numerous factors, including the nature of a firm's fund shareholder base, the structure of the adviser, the types of funds it manages, its business mix, assumptions regarding allocations and the reporting of operating profits and net income net (rather than gross) of distribution and marketing expenses.

Economies of Scale. The Board considered the absence of breakpoints in the Adviser's fee schedule and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in the Funds' net assets. In light of the relatively small size of many of the Funds and the fact that the size of individual Funds in the complex often increase and decrease significantly due to the unlimited trading that is permitted by most of the Funds, the Board concluded that the Funds have not yet achieved sufficient asset levels to realize meaningful economies of scale. The Board noted that it will continue to monitor fees and expenses as the Funds grow in size and assess whether fee breakpoints may be warranted.

Other Benefits. The Board considered indirect and "fall-out" benefits that the Adviser or its affiliates may derive from the relationship to the Funds. Such benefits may include the Adviser's ability to leverage its investment management personnel or infrastructure to manage other accounts. In this regard, the Board noted that the Funds pay a management services fee to the Adviser.

Conclusion. Based on, but not limited to, the above considerations and determinations, the Board, including the Independent Trustees, determined that the Agreement for the Funds is fair and reasonable in light of the nature, extent and quality of the services to be performed, the fee rates to be paid, the Adviser's expenses and such other matters as the Board considered relevant in the exercise of its business judgment. Accordingly, the Board concluded that the continuation of the Agreement was in the best interests of the shareholders of the Funds. On this basis, the Board unanimously voted in favor of the renewal of the Agreement.

DIREXION ANNUAL REPORT

Direxion Funds

Trustees and Officers (Unaudited)

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The report includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustee

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 53	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2014	Chief Executive Officer, Rafferty Asset Management, LLC, since 2021; Managing Director of Rafferty Asset Management, LLC, January 1999 – January 2019.	100	None.

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
David L. Driscoll Age: 52	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	100	None.
Jacob C. Gaffey Age: 73	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012.	100	None.
Henry W. Mulholland Age: 58	Trustee	Lifetime of Trust until removal or resignation; Since 2017	Managing Partner, Grove Hill Partners LLC, since 2016.	100	None.

DIREXION ANNUAL REPORT

Direxion Funds

Trustees and Officers (Unaudited)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Kathleen M. Berkery Age: 54	Trustee	Lifetime of Trust until removal or resignation; Since 2019	Manager – Trusts & Estates, Rynkar, Vail & Barrett, LLC, since 2018; Financial Advisor, Lee, Nolan & Koroghlian Life Planning Group, 2010 – 2017.	100	None.

(1)  Mr. O'Neill is affiliated with Rafferty because he owns a beneficial interest in Rafferty.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 79 of the 88 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 12 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT

Direxion Funds

Trustees and Officers (Unaudited)

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 28th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Principal Officers of the Trust

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(1)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill Age: 53	Chief Executive Officer	One Year; Since 2021	Chief Executive Officer, Rafferty Asset Management, LLC, since 2021; Managing Director of Rafferty Asset Management, LLC, January 1999 – January 2019.	N/A	N/A
Patrick J. Rudnick Age: 48	Principal Executive Officer Principal Financial Officer	One Year; Since 2018 One Year; Since 2010	Senior Vice President, since March 2013, Rafferty Asset Management, LLC.	N/A	N/A
Angela Brickl Age: 45	Chief Compliance Officer Secretary	One Year; Since 2018 One Year; Since 2011	General Counsel, Rafferty Asset Management LLC, since October 2010; Chief Compliance Officer, Rafferty Asset Management, LLC, since September 2012.	N/A	N/A

(1)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 79 of the 88 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 12 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Annual Report.

DIREXION ANNUAL REPORT

ANNUAL REPORT AUGUST 31, 2021

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  (800) 851-0511  www.direxioninvestments.com

Investment Adviser

Rafferty Asset Management, LLC
1301 Avenue of the Americas (6th Ave.), 28th Floor
New York, NY 10019

Administrator, Transfer Agent, Dividend Paying Agent & Shareholding Servicing Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Custodian

U.S. Bank, N.A.
1555 RiverCenter Dr., Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP
220 South Sixth Street
Minneapolis, MN 55402

Distributor

Rafferty Capital Markets, LLC
1010 Franklin Ave., 3rd Floor
Garden City, NY 11530

The Trust's Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 is available without charge by calling 1-800-851-0511 or by accessing the SEC's website at www.sec.gov.

The Trust files complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Funds' Part F of Form N-PORT (and Form N-Q prior to February 28, 2019) is available on the SEC's website at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Annual
Report

Hilton Tactical Income Fund

AUGUST 31, 2021

TICKERS:

INVESTOR CLASS - HCYAX | INSTITUTIONAL CLASS - HCYIX

1301 Avenue of the Americas (6th Avenue), 28th Floor | New York, New York 10019 | (800) 851-0511

www.direxioninvestments.com

Table of Contents

Letter to Shareholders (Unaudited)	4
Performance Summary (Unaudited)	8
Expense Example (Unaudited)	9
Allocation of Portfolio Holdings (Unaudited)	10
Schedule of Investments	11
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	17
Report of Independent Registered Public Accounting Firm	23
Supplemental Information (Unaudited)	24
Investment Advisory and Subadvisory Agreement Approvals (Unaudited)	25
Trustees and Officers (Unaudited)	28

You can find the Fund's prospectus, reports to shareholders, and other information about the Fund online at http://www.direxioninvestments.com/regulatory-documents. You can also get this information at no cost by calling (800) 851-0511 or by sending an email request to info@direxionfunds.com.

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from your financial intermediary such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future annual and semi-annual shareholder reports in paper, free of charge. To elect to continue receive paper copies of shareholder reports through the mail or to otherwise change your delivery method, contact your financial intermediary or follow the instructions included with this disclosure. Your election to receive shareholder reports in paper will apply to all funds that you hold through the financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

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If you have questions about Direxion e-Delivery services, contact one of our shareholder representatives at 800-851-0511.

Letter to Shareholders (Unaudited)

Dear Shareholders,

This Annual Report is for the Hilton Tactical Income Fund (the "Fund") and covers the period from September 1, 2020 to August 31, 2021 (the "Annual Period"). Rafferty Asset Management, LLC serves as adviser to the Fund (the "Adviser") and Hilton Capital Management, LLC serves as the Fund's subadviser (the "Subadviser"). The Fund offers an Institutional Class and Investor Class.

Fund & Market Commentary:

The Institutional Class posted a return of 17.19% and the Investor Class 16.94% during the Annual Period. The Fund's benchmark, a blend of 60% of the Bloomberg U.S. Intermediate Government/Credit Bond Index and 40% S&P 500® Index, returned 11.86% for the Annual Period.

The Fund's 30-day SEC Yield at August 31, 2021 was 1.19% and 0.95% for the Institutional Class and Investor Class, respectively.

During the Annual Period, the Fund made many tactical adjustments to the portfolio allocation to best suit the current economic conditions, as we saw a continuation of the economic and market recovery from the Covid-19 pandemic. While the pandemic did not fully subside, and actually saw a late summer spike with the Delta variant, the vaccination rates in the U.S. helped to prevent another full-blown, economic shut down. The variant did stunt the full re-opening of the economy, mostly in the service and hospitality sectors of the economy. This proved to extend the time frame of "peak to peak" in economic indicators, but the market read through that extension and has advanced well above the pre Covid-19 peak of March 2020.

There were three things that stood out amongst the indicators we monitor daily which helped guide our allocation decisions. The first, as previously mentioned, was the pace at which the economy returned to normal. The employment picture was front and center in that calculation. Here we are eighteen months past the onset of Covid-19 and there are still eight million unemployed workers in the U.S. yet there are over 10 million job openings. Part of this is due to the government programs enacted at the start of the pandemic, but some will eventually be seen as systemic changes in the way the U.S. workforce is structured. That story has yet to end. Second on the list of indicators we were focused on was inflation. Whether due to shortages caused by supply chain issues, or higher demand due to the amount of money added to the money supply, there are elements of inflation that will prove to be transitory or permanent. How those pressures affect corporate margins, or the public's spending power, are being closely watched. The third indicator of note we focused on was interest rates. They do go hand in hand with inflation to a certain degree, but deserve attention irrespective of that. Early in the Annual Period we saw the rate on the U.S. Ten Year bond increase from 70 basis points to 175 basis points. A large move in absolute terms, but relatively small in historical terms. As we move to a fully open economy and we see what level of inflation is here to stay, on top of the removal of the FED's quantitative easing policies, we will likely settle into a more stable rate environment, but at higher levels than we have seen over the past few years.

Changes made over the Annual Period were many. The overall cash position was increased from 2.77% to 12.43%. This represents one of our higher cash allocations of recent times. Most of that cash was the result of lowering the fixed income allocation in the portfolio over the by over 12%, from 48.74% to 35.13%. We felt the fixed income market was fully valued with very little upside left relative to the potential downside in the face of a higher rate environment. Conversely we were still very positive on the equity markets. In the Annual Period we increased our equity allocation from 48.49% to 52.44%. At times during the Period we neared 60% equity allocation, which is the high end of our historic allocation. Only near the tail end of the Annual Period did we begin to near the levels seen at Period-end. Throughout the Annual Period we shifted from sectors favorable to a re-opening, to sectors that should benefit in a normalized economy and a higher rate environment. The Hilton Capital Tactical Income Fund is well-positioned to take advantage of changing economic and market conditions. Thank you for your investment and continued support of our investment process.

DIREXION ANNUAL REPORT
4

Principal Investment Strategy:

The Hilton Tactical Income Fund primarily seeks income, with a secondary investment objective of capital appreciation consistent with the preservation of capital. The Fund employs a disciplined approach to balancing fixed income investments, with historically higher income producing equity investments, focusing on minimizing absolute risk and volatility. The Subadviser generally seeks to mitigate portfolio risk and volatility by creating a diversified portfolio of income producing securities that also offer the potential for capital appreciation but may also invest in options to attempt to attempt to hedge volatility and portfolio risks. The securities in which the Fund may invest include domestic and foreign, including emerging markets, common and preferred stocks of any market capitalization, closed-end funds and exchanged traded-funds ("ETFs"), master limited partnerships ("MLPs"), real estate investment trusts ("REITs"), and a variety of debt instruments of any maturity, including corporate bonds, exchanged-traded notes ("ETNs"), municipal bonds, and securities issued, backed or otherwise guaranteed by the U.S. government, or its agencies, including securities issued by U.S. government sponsored entities.

MLPs are publicly traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Consistent with that intention, the Fund shall invest no more than 25% of its total assets in securities of MLPs. REITs are corporations or trusts that invest primarily in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs, and that receive favorable tax treatment provided they meet certain conditions, including the requirement that they distribute at least 90% of their taxable income.

The Subadviser's investment process begins by looking at various global macro-economic factors such as fiscal/monetary policy, interest rates, geo-political risks, inflation, commodity pricing, government policies and general business conditions. For the Fund's equity portfolio, the Subadviser reviews a broad array of possible income-producing investments and then analyzes company-specific fundamental research to understand a company's dividend policy, relative value and balance sheet. Investments are selected for the Fund's portfolio that demonstrate stable and consistent cash flow, strong underlying asset value, competitive advantages and management teams with demonstrable positive track records.

The Subadviser has a two-tier approach to managing the Fund's fixed income portfolio. First, it considers a long-term strategic investment view. Second, it buys and sells fixed income securities opportunistically in response to short-term market, economic, political, or other developments. The objective of the Subadviser's fixed income portfolio strategy is to generate higher income than would be expected from traditional intermediate-term fixed income investments such as U.S. government bonds. As a result, the Fund may invest up to 30% in high yield debt or "junk bonds" (higher-risk, lower-rated fixed income securities such as those rated lower than BBB- by Standard & Poor's Rating Service, Inc. or lower than Baa3 by Moody's Investors Service, Inc. or, if unrated, determined by the Subadviser to be of comparable quality). The Fund may invest in fixed income securities of any duration and may include foreign bonds that meet the Subadviser's investment criteria. Duration measures the sensitivity of the price of a fixed income investment to a 1% change in interest rates. For example, a five-year duration means the investment will decrease in value by 5% if interest rates rise 1%.

The Subadviser's investment team has the flexibility to change the Fund's asset allocation to reflect its outlook on market conditions and may reallocate the Fund's investments between asset classes in an attempt to improve the Fund's total return and reduce volatility. Volatility in the markets provides the Subadviser with the opportunity to benefit from perceived pricing dislocations that may occur during periods of market distress. The Subadviser make asset allocation adjustments based on a combination of bottom-up/top-down fundamental analysis and relative value analysis among capital market instruments within the target asset classes.

At the discretion of the Subadviser, the Fund may invest its assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for (i) temporary defensive purposes in response to adverse market, economic or political conditions and (ii) cash flow flexibility. Taking a temporary defensive position may result in the Fund not achieving its investment objective.

DIREXION ANNUAL REPORT
5

As always, we thank you for using the Hilton Tactical Income Fund and we look forward to our mutual success.

Regards,

William J. Garvey	Craig O'Neill	Alex Oxenham
Hilton Capital Management, LLC	Hilton Capital Management, LLC	Hilton Capital Management, LLC

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. For most recent month-end performance information please visit www.direxion.com or call 1.800.851.0511.

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. To obtain a prospectus or summary prospectus, please contact the Direxion Funds at 1.800.851.0511 or visit www.direxion.com. The Fund's prospectus or summary prospectus should be read carefully before investing.

Risks of the Fund – Mutual fund investing involves risk. Principal loss is possible.

The Fund's strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out favor with investors and underperform the market. In addition, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur. The Fund may invest in foreign securities and ADR's which involve political, economic and currency risks, greater volatility and differences in accounting methods. Medium- and small- capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund is also subject to Market Disruption Risk.

Investments in REIT securities involve risks such as declines in the value of real estate and increased susceptibility to adverse economic regulatory expenses. The fund may invest in MLP's which can be negatively influenced when interest rates rise. These investments also entail many of the general tax risks of investing in a partnership. There is always the risk that an MLP will fail to qualify for favorable tax treatments. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and nonrated securities presents a greater risk of loss to principal and interest than higher-rated securities. Income from municipal securities may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions. Because the funds invest in ETFs and ETN's, they are subject to additional risks that do not apply to conventional mutual funds. ETF risk includes the risks that the market price of the shares may trade at a discount to its net asset value ("NAV"), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund's ability to sell its shares. ETN risk includes the risks that the value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities' markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect

DIREXION ANNUAL REPORT
6

the referenced index. In addition, ETNs are unsecured debt of the issuer and would lose value if the issuer goes bankrupt. Please read the prospectus for a more complete description of these and other risks of the Fund.

Index Descriptions – Please note that you cannot invest directly in an index, although you may invest in the underlying securities represented in the index. Index returns are adjusted to reflect the reinvestment of dividends on securities in the index but do not reflect the expenses of the Fund.

The Bloomberg Intermediate US Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the Bloomberg US Aggregate Bond Index with less than 10 years to maturity. The index includes investment grade, US dollar-denominated, fixed-rate treasuries, government-related and corporate securities.

The S&P 500® Index is one of the most commonly used benchmarks for the overall U.S. Stock Market. It is a market value weighted index and each stock's weight is proportionate to its market value.

Distributed by: Rafferty Capital Markets, LLC

DIREXION ANNUAL REPORT
7

Hilton Tactical Income Fund

Performance Summary (Unaudited)

September 16, 20131 - August 31, 2021

Investment Objective: Primarily seeks income with a secondary investment objective of capital appreciation consistent with the preservation of capital.

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Hilton Tactical Income Fund – Institutional Class	17.19%	6.62%	6.80%	6.43%
Hilton Tactical Income Fund – Investor Class	16.94%	6.36%	6.54%	6.15%
60% Bloomberg U.S. Intermediate Government/Credit Bond Index 40% S&P 500® Index Blend	11.86%	10.32%	8.92%	7.96%
Bloomberg U.S. Intermediate Government/Credit Bond Index	0.17%	4.69%	2.75%	2.88%
S&P 500® Index	31.17%	18.07%	18.02%	15.36%

This chart illustrates the performance of a hypothetical $10,000 investment made on the inception date of each share class of the Fund, and is not intended to imply any future performance. The returns shown do not reflect the deduction or taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the Bloomberg U.S. Intermediate Government/Credit Bond Index and S&P 500® Index, the Fund's benchmark, does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The Fund may impose a 1.00% redemption fee on Institutional Class shares and Investor Class shares redeemed (through sales or exchanges) within 30 days of the date of purchase. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

On June 30, 2018, the Fund's Class A shares were redesignated as Investor Class shares. For the period from June 1, 2015 through June 29, 2018, purchases of the former Class A shares were charged an up-front sales charge of 5.50%. For the period from September 16, 2013 (fund inception) to June 1, 2015 and for the period June 30, 2018 to August 31, 2018, this up-front sales charge was not charged. The effect of this sales charge is not reflected in the total return presented in the above table.

The performance data shown represents past performance and does not guarantee future results.

1  Commencement of operations.

2  As of August 31, 2021.

DIREXION ANNUAL REPORT
8

Expense Example (Unaudited)

August 31, 2021

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 – August 31, 2021).

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire transfers, returned checks or stop payment orders. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example Table (Unaudited)

August 31, 2021

	Annualized Expense Ratio	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period*
Hilton Tactical Income Fund Institutional Class
Based on actual fund return	0.87%	$1,000.00	$1,120.50	$4.65
Based on hypothetical 5% return	0.87%	1,000.00	1,020.82	4.43
Hilton Tactical Income Fund Investor Class
Based on actual fund return	1.12%	1,000.00	1,119.40	5.98
Based on hypothetical 5% return	1.12%	1,000.00	1,019.56	5.70

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days (the number of days in the period of March 1, 2021 to August 31, 2021), then divided by 365.

DIREXION ANNUAL REPORT
9

Allocation of Portfolio Holdings (Unaudited)

August 31, 2021

	Common Stock	Investment Companies	Corporate Bonds	Preferred Stocks	U.S. Government Obligations	Cash*	Total
Hilton Tactical Income Fund	47%	20%	11%	5%	4%	13%	100%

Allocation of Portfolio Holdings reflects percentages of net assets.

*  Cash and other assets less liabilities.

DIREXION ANNUAL REPORT
10

Hilton Tactical Income Fund

Schedule of Investments

August 31, 2021

Shares/ Principal		Fair Value
COMMON STOCKS - 47.1%
Auto Components - 1.5%
9,440	Advance Auto Parts, Inc.	$1,914,904
Beverages - 2.0%
16,175	PepsiCo, Inc.	2,529,608
Capital Markets - 2.1%
17,125	Ares Management Corp.	1,321,707
14,210	Houlihan Lokey, Inc.	1,281,742
		2,603,449
Commercial Services & Supplies - 2.2%
21,705	Republic Services, Inc.	2,694,242
Communications Equipment - 1.8%
38,625	Cisco Systems, Inc.	2,279,647
Electric Utilities - 2.1%
31,165	NextEra Energy, Inc.	2,617,548
Equity REITs - 7.8%
6,440	Alexandria Real Estate Equities, Inc.	1,329,023
8,830	Crown Castle International Corp.	1,719,113
11,420	Digital Realty Trust, Inc.	1,871,852
40,860	Four Corners Property Trust, Inc.	1,169,005
4,400	Public Storage	1,423,884
16,680	The Blackstone Group, Inc.	2,097,176
		9,610,053
Food & Staples Retailing - 1.9%
16,215	Wal-Mart Stores, Inc.	2,401,442
Health Care Providers & Services - 0.5%
7,220	CVS Health Corp.	623,736
Insurance - 0.9%
10,290	HCI Group, Inc.	1,148,981
IT Services - 6.4%
6,360	Accenture PLC (Ireland)	2,140,522
28,710	Booz Allen Hamilton Holding Corp.	2,351,636
12,890	Thomson Reuters Corp. (Canada)	1,506,325
8,605	Visa, Inc.	1,971,406
		7,969,889
Media - 1.8%
35,845	Comcast Corp.	2,175,075
Mortgage REITs - 2.9%
129,610	Annaly Capital Management, Inc.	1,126,311
5,600	AvalonBay Communities, Inc.	1,285,648
47,795	Starwood Property Trust, Inc.	1,233,111
		3,645,070
Multiline Retail - 1.1%
6,110	Dollar General Corp.	1,361,980
Oil, Gas & Consumable Fuels - 1.0%
12,385	Chevron Corp.	1,198,496
Professional Services - 1.4%
5,470	Rockwell Automation, Inc.	1,780,212
Shares/ Principal		Fair Value
Semiconductors & Semiconductor Equipment - 2.0%
7,290	Analog Devices, Inc.	$1,187,905
6,490	Texas Instruments, Inc.	1,239,006
		2,426,911
Software - 3.4%
14,090	Microsoft Corp.	4,253,489
Specialty Retail - 1.5%
25,200	The TJX Companies, Inc.	1,832,544
Technology Hardware, Storage & Peripherals - 2.8%
22,430	Apple, Inc.	3,405,547
	TOTAL COMMON STOCKS (Cost $43,458,049)	$58,472,823
INVESTMENT COMPANIES - 20.4%
30,782	Ares Capital Corp.	$612,562
46,975	Communication Services Select Sector SPDR Fund	4,022,000
320,275	Invesco Senior Loan ETF	7,090,888
200,480	iShares Preferred & Income Securities ETF	7,898,912
27,620	Utilities Select Sector SPDR Fund	1,893,075
46,830	Vanguard Short-Term Corporate Bond ETF	3,872,841
	TOTAL INVESTMENT COMPANIES (Cost $24,075,607)	$25,390,278
CORPORATE BONDS - 10.8%
Aerospace & Defense - 0.8%
	General Dynamics Corp.
900,000	3.25%, 04/01/2025	$972,429
Biotechnology - 1.3%
	AbbVie, Inc.
1,085,000	2.90%, 11/06/2022	1,116,846
	Amgen, Inc.
500,000	2.60%, 08/19/2026	532,707
		1,649,553
Capital Markets - 1.2%
	B Riley Financial, Inc.
14,000	6.50%, 09/30/2026	368,900
	Fidus Investment Corp.
4,250	6.00%, 02/15/2024	107,738
	Gladstone Capital Corp.
19,345	5.38%, 11/01/2024	493,781
	Gladstone Investment Corp. (a)
10,180	4.88%, 11/01/2028	254,703
	Ready Capital Corp.
11,500	5.75%, 02/15/2026	303,025
		1,528,147
Chemicals - 0.4%
	Air Products & Chemicals, Inc.
450,000	3.35%, 07/31/2024	483,778
Communications Equipment - 0.8%
	Cisco Systems, Inc.
885,000	3.63%, 03/04/2024	955,476

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
11

Hilton Tactical Income Fund

Schedule of Investments

August 31, 2021

Shares/ Principal		Fair Value
Food & Staples Retailing - 0.9%
	Walmart, Inc.
1,100,000	3.40%, 06/26/2023	$1,160,965
Interactive Media & Services - 0.3%
	Alphabet, Inc.
400,000	3.38%, 02/25/2024	429,792
IT Services - 0.7%
	Equinix, Inc.
820,000	2.63%, 11/18/2024	861,982
Pharmaceuticals - 1.1%
	GlaxoSmithKline Capital PLC (United Kingdom)
970,000	2.85%, 05/08/2022	987,489
	Pfizer, Inc.
370,000	1.75%, 08/18/2031	368,478
		1,355,967
Semiconductors & Semiconductor Equipment - 0.9%
	Intel Corp.
1,025,000	3.10%, 07/29/2022	1,052,206
Software - 2.4%
	Microsoft Corp.
1,000,000	3.63%, 12/15/2023	1,071,896
	Oracle Corp.
680,000	2.50%, 10/15/2022	696,469
	salesforce.com, Inc.
1,165,000	3.25%, 04/11/2023	1,217,797
		2,986,162
	TOTAL CORPORATE BONDS (Cost $13,065,836)	$13,436,457
PREFERRED STOCKS - 5.3%
Banks - 0.8%
	Pinnacle Financial Partners, Inc.
18,865	6.75%, 09/01/2025	$534,068
	Wintrust Financial Corp.
18,505	6.88%, 7/15/2025	536,090
		1,070,158
Capital Markets - 2.2%
	Arbor Realty Trust, Inc. (a)
24,000	6.25%, 10/31/2021	605,040
	Atlantic Union Bankshares Corp.
19,000	6.88%, 09/01/2025	535,895
Shares/ Principal		Fair Value
Capital Markets (continued)
	Gladstone Investment Corp.
13,875	5.00%, 05/01/2026	$360,750
	Wells Fargo & Co., Inc.
24,275	4.25%, 09/15/2021	607,118
	WesBanco, Inc.
18,585	6.75%, 11/15/2025	524,469
		2,633,272
Equity REITs - 0.4%
	DigitalBridge Group, Inc.
323	7.15%, 10/15/2021	8,317
	Gladstone Commercial Corp.
16,260	6.63%, 10/31/2024	442,597
		450,914
Insurance - 0.4%
	Argo Group International Holdings, Ltd.
19,450	7.00%, 09/15/2025	533,514
Internet & Direct Marketing Retail - 1.0%
	Qurate Retail, Inc.
11,145	8.00%, 03/15/2031	1,203,660
Mortgage REITs - 0.5%
	AGNC Investment Corp.
23,325	6.13%, 4/15/2025	596,420
	TOTAL PREFERRED STOCKS (Cost $6,125,857)	$6,487,938
U.S. GOVERNMENT OBLIGATIONS - 3.8%
	U.S. Treasury Note
4,685,000	1.25%, 03/31/2028	$4,753,811
	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $4,691,991)	$4,753,811
	TOTAL INVESTMENTS - 87.4% (Cost $91,417,340)	$108,541,307
	Other Assets in Excess of Liabilities - 12.6%	15,662,529
	TOTAL NET ASSETS - 100.0%	$124,203,836

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

REIT - Real Estate Investment Trust

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLP ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
12

Statement of Assets and Liabilities

August 31, 2021

Hilton Tactical Income Fund
Assets:
Investments, at fair value (Note 2)	$108,541,307
Cash	16,034,556
Receivable for Fund shares sold	182,167
Dividends, interest and reclaims receivable	243,062
Prepaid expenses and other assets	27,441
Total Assets	125,028,533
Liabilities:
Payable for Fund shares redeemed	42,574
Payable for investment securities purchased	625,252
Due to Adviser, net (Note 4)	64,627
Accrued distribution expenses	1,577
Accrued expenses and other liabilities	90,667
Total Liabilities	824,697
Net Assets	$124,203,836
Net Assets Consist of:
Capital stock	$108,476,732
Total distributable earnings	15,727,104
Net Assets	$124,203,836
Cost of Investments	$91,417,340
Calculation of Net Asset Value Per Share:
Institutional Class Shares:
Net assets	$104,044,219
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	5,620,118
Net asset value, redemption price and offering price per share	$18.51
Investor Class Shares:
Net assets	$20,159,617
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,090,943
Net asset value, redemption price and offering price per share	$18.48

The accompanying notes are an integral part of these financial statements.

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13

Statement of Operations

For the Year Ended August 31, 2021

Hilton Tactical Income Fund
Investment Income:
Dividend income (net of withholding tax of $5,689)	$2,219,817
Interest income	289,806
Total investment income	2,509,623
Expenses:
Investment advisory fees (Note 4)	856,493
Accounting fees	114,963
Professional fees	61,284
Distribution expenses – Investor Class (Note 4)	41,356
State registration fees	37,986
Reports to shareholders	35,962
Management service fees (Note 4)	26,998
Trustees' fees	20,224
Administration fees	14,207
Insurance fees	10,059
Other	9,165
Total expenses	1,228,697
Less: Reimbursement of expenses from Adviser (Note 4)	(244,114)
Net expenses	984,583
Net investment income	1,525,040
Realized and unrealized gain on investments:
Net realized gain on:
Investments	9,536,028
9,536,028
Change in net unrealized appreciation on:
Investments	6,298,535
6,298,535
Net realized and unrealized gain	15,834,563
Net increase in net assets resulting from operations	$17,359,603

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
14

Statement of Changes in Net Assets

	Hilton Tactical Income Fund
	Year Ended August 31, 2021	Year Ended August 31, 2020
Increase (decrease) in net assets from:
Operations:
Net investment income	$1,525,040	$3,170,517
Net realized gain (loss)	9,536,028	(10,713,382)
Capital gain distributions from regulated investment companies	—	37,378
Change in net unrealized appreciation (depreciation)	6,298,535	(2,547,372)
Net increase (decrease) in net assets resulting from operations	17,359,603	(10,052,859)
Distributions to shareholders:
Net distributions to shareholders
Institutional Class Shares	(1,456,461)	(1,931,438)
Investor Class Shares	(237,299)	(228,922)
Return of capital
Institutional Class Shares	(1,231,086)	(2,170,643)
Investor Class Shares	(200,579)	(257,273)
Total distributions to shareholders	(3,125,425)	(4,588,276)
Capital share transactions:
Total increase (decrease) in net assets from net change in capital share transactions(a)	8,831,480	(26,711,499)
Total increase (decrease) in net assets	23,065,658	(41,352,634)
Net assets:
Beginning of year	101,138,178	142,490,812
End of year	$124,203,836	$101,138,178

(a)  Summary of capital share transactions is as follows:

	Hilton Tactical Income Fund
	Year Ended August 31, 2021		Year Ended August 31, 2020
	Shares	Value	Shares	Value
Shares sold
Institutional Class Shares	1,694,155	$28,940,947	2,962,370	$49,788,048
Investor Class Shares	366,002	6,213,185	479,617	7,631,525
Shares issued in reinvestment of distributions
Institutional Class Shares	148,776	2,522,136	227,843	3,757,493
Investor Class Shares	24,081	409,222	27,004	440,213
Shares redeemed
Institutional Class Shares	(1,625,330)	(27,302,200)	(5,028,633)	(78,057,559)
Investor Class Shares	(114,561)	(1,951,810)	(637,000)	(10,271,219)
Net increase (decrease)	493,123	$8,831,480	(1,968,799)	$(26,711,499)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
15

Financial Highlights

August 31, 2021

														RATIOS TO AVERAGE NET ASSETS[3]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income[1]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions	Redemption Fees Paid to Fund		Net Asset Value, End of Year/ Period	Total Return[2]	Net Assets, End of Year/ Period (,000)	Total Expenses	Net Expenses[4]	Net Investment Income (Loss) after Expense Reimbursement	Portfolio Turnover Rate[5]
Hilton Tactical Income Fund
Institutional Class Shares
Year ended August 31, 2021	$16.27	$0.25	$2.49	$2.74	$(0.27)	$—	$(0.23)	$(0.50)	$	—[6]	$18.51	17.19%	$104,044	1.10%	0.87%	1.45%	112%
Year ended August 31, 2020	17.41	0.40	(0.97)	(0.57)	(0.27)	—	(0.30)	(0.57)		—[6]	16.27	-3.26%	87,894	1.18%	0.93%	2.40%	101%
Year ended August 31, 2019	16.95	0.46	0.66	1.12	(0.47)	(0.19)	—	(0.66)		—[6]	17.41	6.92%	126,052	1.26%	0.98%	2.74%	63%
Year ended August 31, 2018	16.22	0.44	0.79	1.23	(0.50)	—	—	(0.50)		—[6]	16.95	7.73%	99,807	1.26%	1.00%	2.65%	64%
Year ended August 31, 2017	15.75	0.46	0.53	0.99	(0.49)	—	(0.03)	(0.52)		—[6]	16.22	6.39%	98,451	1.05%	1.05%	2.85%	61%
Investor Class Shares
Year ended August 31, 2021	16.24	0.20	2.50	2.70	(0.25)	—	(0.21)	(0.46)		—[6]	18.48	16.94%	20,160	1.34%	1.12%	1.18%	112%
Year ended August 31, 2020	17.38	0.34	(0.95)	(0.61)	(0.25)	—	(0.28)	(0.53)		—[6]	16.24	-3.49%	13,244	1.42%	1.18%	2.06%	101%
Year ended August 31, 2019	16.93	0.41	0.66	1.07	(0.43)	(0.19)	—	(0.62)		—	17.38	6.61%	16,439	1.51%	1.23%	2.44%	63%
June 30, 2018[7] to August 31, 2018	16.51	0.05	0.41	0.46	(0.04)	—	—	(0.04)		—	16.93	2.78%	8,300	1.58%	1.23%	1.84%	64%
September 1, 2017 to June 29, 2018[7]	16.20	0.35	0.39	0.74	(0.43)	—	—	(0.43)		—	16.51	4.57%	5,415	1.49%	1.26%	2.53%	64%
Year ended August 31, 2017[8]	15.73	0.42	0.53	0.95	(0.45)	—	(0.03)	(0.48)		—[6]	16.20	6.14%	5,016	1.30%	1.30%	2.60%	61%

1  Net investment income per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each year/period.

2  All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes. Total return for a period of less than one year is not annualized.

3  For periods of less than one year, these ratios are annualized.

4  Net expenses include effects of any reimbursement.

5  Portfolio turnover rate is not annualized and is calculated without regard to short-term securities have a maturity of less than one year.

6  Amount is less than $0.005.

7  Class A Shares were redesignated as Investor Class Shares on June 30, 2018.

8  For the period from June 1, 2015 to June 29, 2018, this share class was referred to Class A Shares.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
16

Direxion Funds

Notes to the Financial Statements

August 31, 2021

1.  ORGANIZATION

Direxion Funds (the "Trust") was organized as a Massachusetts Business Trust on June 6, 1997, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently has 12 series, of which one is included in this report: the Hilton Tactical Income Fund (the "Fund"). The Fund is a diversified series of the Trust pursuant to the 1940 Act. The Fund was formerly known as the Hilton Yield Plus Fund (the "Predecessor Fund") and was formerly a series of the Managed Portfolio Series Trust, which commenced operations on September 16, 2013. On December 5, 2014, substantially all of the assets of the Predecessor Fund, were transferred to the Fund in a tax-free reorganization, which was approved by shareholders of the Predecessor Fund (the "Reorganization"). Hilton Capital Management, LLC ("Hilton") previously served as the investment adviser to the Predecessor Fund. After the Reorganization, Rafferty Asset Management, LLC serves as the Fund's investment adviser (the "Adviser") and Hilton serves as the Fund's subadviser ("Subadviser"). On June 30, 2018, the Fund redesignated all of the Fund's outstanding Class A shares as Investor Class shares and converted all of the Fund's outstanding Class C shares to Investor Class shares. This conversion and redesignation were tax-free events for shareholders. As a result after this conversion and redesignation, the Fund currently offers Investor Class and Institutional Class shares. Institutional Class shares are made available through investment advisers, banks, trust companies or authorized representatives without a sales charge.

The Fund primarily seeks income with a secondary investment objective of capital appreciation consistent with the preservation of capital. The Fund pursues its investment objective by utilizing an investment strategy that employs a disciplined approach to balancing fixed income investments with historically higher income producing equity securities, with a focus on minimizing absolute risk and volatility. The Subadviser attempts to mitigate portfolio risk and volatility by creating a diversified portfolio of income producing securities that also offer the potential for capital appreciation. These securities may include common and preferred stocks of any capitalization, master limited partnerships ("MLPs"), real estate investment trusts ("REITs"), and a variety of debt instruments of any maturity, including corporate bonds, exchange-traded notes, municipal bonds, and securities issued, backed or otherwise guaranteed by the U.S. Government or its agencies.

The Trust has evaluated the structure, objective and activities of the Fund and determined that it meets the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications ("ASC") 946, Financial Services Investment Companies.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Investment Valuation – The Net Asset Value ("NAV") of the Fund is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange ("NYSE"), each day the NYSE is open for business. The value of all portfolio securities and other assets held by the Fund will be determined as of the time the Fund calculates its NAV, 4:00 p.m. Eastern Time ("Valuation Time"). Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end funds, MLPs and REITs and over-the-counter securities are valued at their last sales price or, if not available, at the average of the last bid and ask prices. Securities primarily traded on the NASDAQ National Market are valued using the NASDAQ Official Closing Price. Investments in open-end mutual funds, including money market funds, are valued at their respective quoted NAV on the valuation date. Asset-backed securities, convertible bonds and corporate bonds are valued using the mean between the closing bid and ask price furnished by an independent pricing service. Securities for which reliable market quotations are not readily available, the Fund's pricing service does not provide a valuation for such securities, the Fund's pricing service provides valuation that in the judgment of the Adviser does not represent fair value, or the Fund or Adviser believes the market price is stale, are fair valued as determined by the Adviser under the supervision of the Board of Trustees. Additionally, the Adviser will monitor developments in the marketplace for significant events that may affect the value of those securities whose closing prices were established before the Valuation Time.

DIREXION ANNUAL REPORT
17

b) Investment Transactions – Investment transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

c) Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes and excise taxes. No provision for Federal income taxes has been made.

d) Income and Expenses – Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, and dividends received from money market funds, is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities. Expenses are computed based on the Fund's respective average daily net assets. Other than class specific expenses, income and expenses are allocated to each class of shares based upon relative net assets. For an additional discussion on expenses, refer to Note 4.

e) Foreign Currency – Certain assets, such as receivables for foreign dividends and foreign tax reclaims, denominated in foreign currencies are translated into U.S. Dollar amounts at the date of valuation. Foreign dividend income denominated in foreign currencies is translated into U.S. Dollar amounts on the respective dates of such transactions. Realized gains or losses on foreign currency exchange are presented on the Statement of Operations as realized gain or loss on foreign currency and arise from the difference between the amounts of foreign dividends recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign currency exchange gains and losses are presented on the Statement of Operations as unrealized appreciation or deprecation on foreign receivables and arise from changes in the value of foreign tax reclaim receivables resulting from changes in the exchange rate.

f) Risks of Investing in Foreign Securities – Investment in foreign securities involve greater risk than investing in domestic securities. As a result, a Fund's returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of buyers for such securities and delays and disruptions in securities settlement procedures.

g) Distributions to Shareholders – The Fund will make distributions of net investment income, if any, monthly. The Fund will also distribute net realized capital gains, if any, annually. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions during the years ended August 31, 2021 and August 31, 2020, were as follows:

	Year Ended August 31, 2021	Year Ended August 31, 2020
Distributions paid from:
Ordinary Income	$1,693,760	$2,160,360
Long-Term Capital Gains	—	—
Return of Capital	1,431,665	2,427,916
Total Distributions paid	$3,125,425	$4,588,276

DIREXION ANNUAL REPORT
18

As of August 31, 2021, the components of accumulated earnings/losses of the Fund on a tax basis were as follows:

Tax cost of investments	$91,454,667
Gross unrealized appreciation	17,252,327
Gross unrealized depreciation	(165,687)
Net unrealized appreciation/(depreciation)	$17,086,640
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gain/(loss)	(1,359,536)
Total accumulated earnings/(losses)	$15,727,104

The difference between book cost of investments and tax cost of investments is attributable primarily to return of capital distributions from common stock and the tax deferral of losses on wash sales.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting total distributable earnings and capital stock under GAAP and tax reporting:

Total Distributable Earnings/(Loss)	Capital Stock
$(479,356)	$479,356

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2021, the permanent differences primarily relate to return of capital distributions to shareholders.

In order to meet certain excise tax distribution requirements, the Fund is required to measure and distribute annually net capital gains realized during a twelve-month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Fund is permitted for tax purposes to defer into its next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between November 1 and the end of its fiscal year, August 31, 2021. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of its fiscal year, August 31, 2021. For the year ended August 31, 2021, the Fund deferred no qualified late year losses.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term. As of August 31, 2021, the Fund had short-term and long-term capital loss carryforwards on a tax basis of $13,025 and $1,346,511, respectively. The Fund utilized $9,421,372 of prior year capital losses.

The Fund follows authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Fund has reviewed all open tax years and concluded that there is no effect to the Fund's financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During this period, the Fund did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As of August 31, 2021, open Federal and state income tax years include the tax years ended August 31, 2018 through August 31, 2021. The Fund has no examination in progress. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

h) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DIREXION ANNUAL REPORT
19

3.  INVESTMENT TRANSACTIONS

During the year ended August 31, 2021, the aggregate purchases and sales of investments (excluding short-term investments) in the Fund were $112,638,805 and $116,648,540, respectively.

Of the aggregate purchases and sales of investments in the Fund during the year ended August 31, 2021 were purchases of $4,703,545 of long-term U.S. Government securities.

4.  INVESTMENT ADVISORY FEE AND OTHER AGREEMENTS

Investment Advisory Agreement: The Fund has entered into an investment advisory agreement with the Adviser. The Adviser earns a fee, computed daily and payable monthly, applied to the Fund's average daily net assets at an annual rate of 0.79%.

In addition, the Adviser has entered into a sub-advisory agreement with Hilton, whereby the Subadviser will provide investment management and asset allocation advice to the Fund. The Adviser pays, out of the management fees it receives from the Fund, a fee for these sub-advisory services.

Management Services Agreement: The Fund has entered into a Management Services Agreement with the Adviser. Under the Management Services Agreement, the Fund pays the Adviser a management service fees of 0.026% on the first $10,000,000,000 of the Fund's daily net assets and 0.024% on assets in excess of $10,000,000,000.

Operating Expense Limitation Agreement: The Fund is responsible for its own operating expenses. Under the Operating Expense Limitation Agreement the Adviser has contractually agreed to cap all or a portion of the expenses for each Share Class based on an annual rate of 1.12% for Investor Class Shares and 0.87% for Institutional Class Shares applied to the Fund's average daily net assets.

Any expense cap is subject to reimbursement by the Fund within the following three years only if overall expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.

The table below presents amounts that the Adviser recouped, waived and the amounts available for potential recoupments by the Adviser.

		Potential Recoupment Amounts Expiring:			Total Potential
Expenses Recouped	Expenses Reimbursed	August 31, 2022	August 31, 2023	August 31, 2024	Recoupment Amount
$—	$244,114	$326,237	$375,561	$244,114	$945,912

The net amount payable arising from the Investment Advisory Agreement, Management Services Agreement and waiver of any expenses as of August 31, 2021 is presented on the Statement of Assets and Liabilities as Due to Adviser, net.

Distribution Expenses: Shares of the Fund are subject to an annual 12b-1 fee of up to 1.00% of the Fund's average daily net assets. The Investor Class shares of the Fund currently pays 0.25% of its average daily net assets. The Institutional Class shares of the Fund do not pay a 12b-1 fee. The Fund does not charge a shareholder service fee.

Rafferty Capital Markets, LLC (the "Distributor") serves as principal underwriter of the Fund and acts as the Fund's distributor in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Adviser.

5.  VALUATION MEASUREMENTS

The Fund follows authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs

DIREXION ANNUAL REPORT
20

and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities in active markets, quoted prices for identical or similar securities in inactive markets, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs including the Fund's own assumptions about the assumptions in determining fair value of investments

To the extent that equity securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean price is used, these securities are categorized in Level 2 of the fair value hierarchy. Asset-backed securities, convertible bonds and corporate bonds are generally categorized in Level 2 of the fair value hierarchy. Investments in other mutual funds are categorized as Level 1 in the hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those financial instruments.

The following is a summary of the inputs used to value the Fund's securities as of August 31, 2021:

	Level 1	Level 2	Level 3	Total
Common Stocks	$58,472,823	$—	$—	$58,472,823
Investment Companies	25,390,278	—	—	25,390,278
Corporate Bonds	—	13,436,457	—	13,436,457
Preferred Stocks	6,487,938	—	—	6,487,938
U.S. Government Obligations	4,753,811	—	—	4,753,811

For further detail on each asset class, see Schedule of Investments.

The Fund follows authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reasons(s) for the transfers, and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

6.  MARKET DISRUPTION RISK

Geopolitical and other events, including public health crises and natural disasters, have recently led to increased market volatility and significant market losses. Significant market volatility and market downturns may limit the Fund's ability to sell securities and the Fund's sales may exacerbate the market volatility and downturn. Under such circumstances, the Fund may have difficulty achieving its investment objective. Alternatively, the Fund may incur higher costs in order to achieve its investment objective and may be forced to purchase and sell securities (including shares of ETFs) at market prices that do not represent their fair value (including in the case of an ETF, its net asset value) or at times that result in differences between the price the Fund receives for the security and the market closing price of the security.

The recent pandemic spread of the novel coronavirus known as COVID-19 has proven to be a market disrupting event. The impact of this virus, like other pandemics that may arise in the future, has negatively affected and may continue to negatively affect the economies of many nations, companies and the global securities and commodities markets, including by reducing liquidity in the markets. Adverse effects may be more pronounced for developing or emerging market countries that have less established health care systems. How long such events will last and whether they will continue or recur cannot be predicted.

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21

7.  SUBSEQUENT EVENTS

Management has performed an evaluation of subsequent events through the date of the financial statements were issued and has determined that no items require recognition or disclosure besides those noted below.

The Fund paid an income distribution to the Investor Class in the amount of $0.0376 per share, and to the Institutional Class in the amount of $0.0410 per share, with a record date of August 31, 2021 and ex-date and payable date of September 1, 2021.

The Fund paid an income distribution to the Investor Class in the amount of $0.0376 per share, and to the Institutional Class in the amount of $0.0410 per share, with a record date of September 30, 2021 and ex-date and payable date of October 1, 2021.

DIREXION ANNUAL REPORT
22

Direxion Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Hilton Tactical Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Hilton Tactical Income Fund (the "Fund")) (one of the funds constituting Direxion Funds ("the Trust"), including the schedule of investments, as of August 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Direxion Funds) at August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Direxion investment companies since 2001.

Minneapolis, Minnesota
October 26, 2021

DIREXION ANNUAL REPORT
23

Direxion Funds

Supplemental Information (Unaudited)

For the year ended August 31, 2021, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The amount of dividends declared from ordinary income designated as qualified income was 87.37% for the Fund.

For corporate shareholders, the amount of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended August 31, 2021 was 70.76% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0.00% for the Fund.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

DIREXION ANNUAL REPORT
24

Direxion Funds

Investment Advisory and Subadvisory Agreement Approvals (Unaudited)

Consistent with the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Trustees (the "Board") of the Direxion Funds (the "Trust") annually considers the renewal of the Amended & Restated Investment Advisory Agreement (the "Advisory Agreement") between Rafferty Asset Management, LLC (the "Adviser") and the Trust and the Subadvisory Agreement (collectively, the "Agreements") between the Adviser and Hilton Capital Management, LLC (the "Subadvisor") on behalf of the Hilton Tactical Income Fund (the "Fund"), a series of the Trust.

At a meeting held on August 18, 2021, following such consideration, the Board, including the trustees who are not "interested persons" as defined in the 1940 Act (the "Independent Trustees"), unanimously approved the renewal of the Advisory Agreement between the Trust and the Adviser and the Subadvisory Agreement between the Adviser and the Subadvisor, on behalf of the Fund. The Independent Trustees had previously considered information pertaining to the renewal of the Agreements outside the presence of the Adviser's representatives and Fund management in executive sessions held on August 4, 2021 and August 18, 2021.

In considering whether to renew the Agreements, the Board requested, and the Adviser and Subadvisor provided, information that the Board, Adviser, and Subadvisor believed to be reasonably necessary to evaluate the Agreements. Among other information, the Board obtained and reviewed the following:

•  Detailed information regarding the advisory services provided by the Adviser and Subadvisor for the Fund;

•  The Adviser's and Subadvisor's Form ADV;

•  Information about the professional qualifications of those employees primarily responsible for providing services to the Funds;

•  Information regarding each component of the contractual fee rates for the prior fiscal year;

•  Information regarding advisory fees earned and waivers made by the Adviser in connection with providing services to the Fund;

•  Information regarding fees paid to the Adviser under, and an evaluation of the services provided per, the Management Services Agreement;

•  Performance information;

•  Comparative industry fee and performance data, including peer group comparisons;

•  Information regarding the financial condition and the profitability of both the Adviser and Subadvisor; and

•  Information regarding how the Adviser monitors the Fund's compliance with regulatory requirements and Trust procedures.

The Board considered that they had also received information relevant to their consideration since the Fund's inception and, most recently, throughout the past year at regular Board meetings in connection with their oversight of the Fund, including information bearing on the Fund's service provider arrangements and performance results. The Board received a memorandum from counsel regarding the responsibilities of the Board with respect to the approval of the Agreements and participated in a question and answer session with representatives of the Adviser. The Board carefully evaluated the relevant information and the Independent Trustees were advised by legal counsel with respect to their deliberations.

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreements and each Trustee may have afforded different weight to the various factors. The Board considered, among others, the following factors to the extent applicable: (1) the nature, extent, and quality of the services provided; (2) the investment performance of the Fund; (3) the profitability of the advisory business to the Adviser, and the profitability of the advisory business to the Subadvisor; (4) the extent to which economies of scale might be realized as the Fund grows and whether fee levels reflect these economies of scale, if any, for the benefit of Fund shareholders; (5) comparisons of services and fees with contracts entered into by the Adviser and by the Subadvisor, with other clients (such as other institutional investors), if any; and (6) other benefits derived or anticipated to be derived and identified by the Adviser or Subadvisor from its relationship with the Fund.

DIREXION ANNUAL REPORT
25

Direxion Funds

Investment Advisory and Subadvisory Agreement Approvals (Unaudited)

Nature, Extent and Quality of Services Provided.  The Board reviewed, among other things, the Adviser's and the Subadvisor's business, assets under management, financial resources and capitalization, quality and quantity of personnel, experience, the variety and complexity of their investment strategies, brokerage practices, and the adequacy of their compliance systems and process. The Board reviewed the scope of services to be provided by the Adviser and Subadvisor under the Agreements and noted there would be no significant differences between the scope of services provided by the Adviser and the Subadvisor in the past year and those to be provided in the upcoming year. The Board also considered the Adviser's representations that it would continue to provide investment and related services that are of materially the same quality as the services that have been provided to the Fund in the past, and whether those services remain appropriate in scope and extent in light of the Fund's operations, the competitive landscape of the investment company business and investor needs.

The Board focused on the quality of the Adviser's and Subadvisor's personnel and operations and the systems and processes required to manage the Fund effectively, and noted that these systems and processes may not be present at other investment advisers. In particular, the Board considered: (1) the Adviser's and Subadvisor's success in achieving the Fund's investment objective; (2) the size and experience of the Adviser's and Subadvisor's portfolio management staff; and (3) the portfolio management staff's credentials and expertise specific to the Fund's investment objective and strategies and the Subadvisor's ability to recruit, train and retain personnel with the relevant experience to manage the Fund. The Board considered that the Adviser oversees all aspects of the operation of the Fund, including oversight of the Fund's service providers and Subadvisor, and provides compliance services to the Fund.

In considering the nature, extent and quality of the services to be provided under the Subadvisory Agreement by the Subadvisor, the Board noted that such services will include, but are not limited to, the following: (1) investing the Fund's assets consistent with the Fund's investment objective and policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) maintaining the required books and records for transactions affected by Subadvisor on behalf of the Fund; and (4) selecting broker-dealers to execute orders on behalf of the Fund. The Board also considered the Subadvisor's affiliation with the Adviser.

The Board considered that the Adviser oversees the operation of the Fund, including oversight of the Subadvisor and the Fund's other service providers, and provides compliance services to the Fund. With regard to compliance services in particular, the Board noted that it annually reviews each of the Adviser's and Subadvisor's compliance program as it pertains to the Fund. In addition, the Board noted that the Adviser conducts reviews of the Fund's holdings and other operations.

Comparison of Advisory Services and Fees.  The Board considered the fairness and reasonableness of the investment advisory fee rate payable to the Adviser by the Fund and the subadvisory fee rate payable to the Subadvisor by the Adviser in light of the investment advisory services provided by both the Adviser and the Subadvisor. The Board reviewed information prepared by the Adviser, using data provided by Morningstar, Inc. to compare the Fund's actual advisory fees, expense limitation levels, and gross and net total expenses with those of other funds with common key characteristics, such as asset size, investment objective or industry focus ("Peer Group"). They noted that an independent consultant in 2019 had reviewed the Peer Group selection methodology and the Peer Group for the Fund and that the methodology employed in 2021 was the same as that reviewed by the independent consultant.

The comparison reports provided to the Board included the advisory fee and net and gross total expense ratios, less any Rule 12b-1 fees for the Fund and each Peer Group fund. The Board considered that the Adviser had agreed to limit the total expenses of the Fund (subject to certain exclusions) for the next fiscal year by contractually agreeing to pay certain expenses of the Fund under a separate Operating Expense Limitation Agreement.

Performance of the Fund.  The Board considered the performance information for the Fund and compared it to the returns of funds included in the Peer Group and focused on the year-to-date and one-year performance of the Fund and the Peer Group. The Board utilized performance reports provided to the Board in anticipation of the meeting, as well as performance reports provided at regular Board meetings throughout the year. The Board evaluated the performance of the Fund relative to: (1) returns of its benchmark index for the year-to-date, one-year, three-year and five-year periods ended June 30, 2021; and (2) returns of the Peer Group for the year-to-date, one-year, three-year and five-year periods ended June 30, 2021. The Board noted that the same Peer Group was used to evaluate both performance and the advisory fees paid by the Fund.

DIREXION ANNUAL REPORT
26

Direxion Funds

Investment Advisory and Subadvisory Agreement Approvals (Unaudited)

Costs of Services Provided to the Fund and Profits Realized by the Adviser.  The Board reviewed information about the profitability of the Adviser and Subadvisor based on the fee rates payable under the Agreements. The Board considered information regarding the Adviser's and Subadvisor's profit margin as reflected in profitability analyses, as well as information provided by the Adviser concerning the methodology used to allocate various expenses. The Board also considered the significant drivers of cost for the Adviser including, but not limited to, intellectual capital, regulatory compliance, and entrepreneurial risk and considered the costs that investors would likely incur if they independently sought to achieve the investment objective of the Fund. The Adviser also provided the Board a report on other investment advisors' profitability, which was compiled using publicly available information. However, the Board recognized that it is difficult to compare profitability among investment advisory contracts because the most useful comparative information generally is not publicly available. To the extent such information is available, it is affected by numerous factors, including the nature of a fund's shareholder base, the structure of the particular advisor, the types of funds it manages, its business mix, assumptions regarding allocations and the reporting of operating profits and net income (rather than gross) net of distribution and marketing expenses.

Economies of Scale.  The Board considered the absence of breakpoints in the Adviser's fee schedule and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in the Fund's net assets. In light of the relatively small size of the Fund, the Board concluded that the Fund has not yet achieved sufficient asset levels to realize meaningful economies of scale. The Board noted that it will continue to monitor fees and expenses as the Fund grows in size and assess whether fee breakpoints may be warranted.

Other Benefits.  The Board considered any indirect or "fall-out" benefits that the Adviser or its affiliates may derive from their relationship to the Fund. Such benefits include the Adviser's ability to leverage its investment management personnel or infrastructure to manage other accounts. In this regard, the Board noted that the Funds pay a management services fee to the Adviser. In addition, the Board considered that the Subadvisor benefits from increased recognition in the marketplace due to the co-branded Fund.

Conclusion.  Based on, but not limited to, the above considerations and determinations, the Board, including the Independent Trustees, determined that the Agreements for the Fund were fair and reasonable in light of the nature, extent and quality of the services to be performed, the fee rate to be paid, the Adviser's and Subadvisor's expenses and such other matters as the Board considered relevant in the exercise of its business judgment. Accordingly, the Board concluded that the continuation of the Agreements were in the best interests of the shareholders of the Fund. On this basis, the Board unanimously voted in favor of the renewal of the Agreements.

DIREXION ANNUAL REPORT
27

Direxion Funds

Trustees and Officers (Unaudited)

The business affairs of the Fund are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set below. The report includes additional information about the Fund's Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustee

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 53	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2014	Chief Executive Officer, Rafferty Asset Management, LLC, since 2021; Managing Director of Rafferty Asset Management, LLC, January 1999 – January 2019.	100	None.

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
David L. Driscoll Age: 52	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	100	None.
Jacob C. Gaffey Age: 73	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012.	100	None.

(1)  Mr. O'Neill is affiliated with Rafferty because he owns a beneficial interest in Rafferty.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 79 of the 88 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 12 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT
28

Direxion Funds

Trustees and Officers (Unaudited)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Henry W. Mulholland Age: 58	Trustee	Lifetime of Trust until removal or resignation; Since 2017	Managing Partner, Grove Hill Partners LLC, since 2016.	100	None.
Kathleen M. Berkery Age: 54	Trustee	Lifetime of Trust until removal or resignation; Since 2019	Manager – Trusts & Estates, Rynkar, Vail & Barrett, LLC, since 2018; Financial Advisor, Lee, Nolan & Koroghlian Life Planning Group, 2010 – 2017.	100	None.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 79 of the 88 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 12 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT
29

Direxion Funds

Trustees and Officers (Unaudited)

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 28th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Principal Officers of the Trust

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(1)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill Age: 53	Chief Executive Officer	One Year; Since 2021	Chief Executive Officer, Rafferty Asset Management, LLC, since 2021; Managing Director of Rafferty Asset Management, LLC, January 1999 – January 2019.	N/A	N/A
Patrick J. Rudnick Age: 48	Principal Executive Officer Principal Financial Officer	One Year; Since 2018 One Year; Since 2010	Senior Vice President, since March 2013, Rafferty Asset Management, LLC.	N/A	N/A
Angela Brickl Age: 45	Chief Compliance Officer Secretary	One Year; Since 2018 One Year; Since 2011	General Counsel, Rafferty Asset Management LLC, since October 2010; Chief Compliance Officer, Rafferty Asset Management, LLC, since September 2012.	N/A	N/A

(1)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 79 of the 88 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 12 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT
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33

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Annual Report.

DIREXION ANNUAL REPORT

Investment Advisor

Rafferty Asset Management, LLC
1301 Avenue of the Americas
28th Floor
New York, NY 10019

Sub-Advisor

Hilton Capital Management, LLC
1010 Franklin Avenue
Garden City, NY 11530

Administrator, Transfer Agent, Dividend Paying
Agent & Shareholding Servicing Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Custodian

U.S. Bank, N.A.
1555 RiverCenter Dr., Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP
220 South Sixth Street
Minneapolis, MN 55402

Distributor

Rafferty Capital Markets, LLC
1010 Franklin Ave., 3rd Floor
Garden City, NY 11530

The Trust's Proxy Voting Policies are available without charge by calling 1-800-850-0511, or by accessing the SEC's website at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 is available without charge by calling 1-800-850-0511, or by accessing the SEC's website at www.sec.gov.

The Trust files complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Fund's Part F of Form N-PORT (and Form N-Q prior to February 28, 2019) is available on the SEC's website at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

1301 Avenue of the Americas (6th Avenue), 28th Floor | New York, New York 10019 | (800) 851-0511

www.direxioninvestments.com

(b) Not applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Gerald E. Shanley III is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2021	FYE 8/31/2020
(a) Audit Fees	$309,665	$361,185
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$89,238	$89,236
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentages of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2021	FYE 8/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 8/31/2021	FYE 8/31/2020
Registrant	None	None
Registrant’s Investment Adviser	None	None

(h) The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Direxion Funds

By (Signature and Title)	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Executive Officer

Date	11/3/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Executive Officer

Date	11/3/2021

By (Signature and Title)	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Financial Officer

Date	11/3/2021